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                        2009 PROSPECTUS TO SHAREHOLDERS

                  iSHARES(Reg. TM) MSCI AUSTRALIA INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

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The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
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iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Australia Index Fund (the "Fund").

CUSIP: 464286103
TRADING SYMBOL: EWA
UNDERLYING INDEX: MSCI Australia Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 200,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Australia IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Australian Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were materials, banks and real estate.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

COMMODITY EXPOSURE RISK. The agricultural and mining sectors of Australia's economy account for the majority of its exports. Australia is susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any negative changes in these sectors could have an adverse impact on the Australian economy.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Australian currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Australian economy is dependent on the economies of Asia, Europe and the United States as key trading partners. Reduction in spending by any of these economies on Australian products and services or negative changes in any of these economies may cause an adverse impact on the Australian economy:

ASIAN ECONOMIC RISK. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Australian economy.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. ECONOMIC RISK. The United States is Australia's largest trade and investment partner. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar

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exchange rates or a recession in the United States may have an adverse impact on the Australian economy.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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1998   2.18%
1999   19.24%
2000  -11.52%
2001   2.33%
2002  -0.28%
2003   49.82%
2004   30.86%
2005   16.67%
2006   31.42%
2007   28.96%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -31.89%.

The best calendar quarter return during the periods shown above was 19.81% in the 4th quarter of 2004; the worst was -15.81% in the 3rd quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                      1 YEAR      5 YEARS      10 YEARS
                                   -----------  -----------  -----------
(INCEPTION DATE: 3/12/1996)
  Return Before Taxes                  28.96%       31.12%       15.60%
  Return After Taxes on                27.64%       30.07%       14.66%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            19.42%       27.51%       13.53%
MSCI AUSTRALIA INDEX (Index
returns do not reflect
deductions for fees, expenses,         28.34%       30.57%       15.76%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable

Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Australia among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $3,968,000     200,000           $2,400              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $   27.62       $    21.59        $  18.28         $  13.56         $  11.22
                                   ---------       ----------        --------         --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/               0.96             0.89            0.75             0.70             0.45
 Net realized and unrealized
  gain (loss)/b/                       (3.34)            6.24            3.23             4.60             2.32
                                   ---------       ----------        --------         --------         --------
Total from investment
  operations                           (2.38)            7.13            3.98             5.30             2.77
                                   ---------       ----------        --------         --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (1.28)           (1.10)          (0.67)           (0.58)           (0.43)
                                   ---------       ----------        --------         --------         --------
Total distributions                    (1.28)           (1.10)          (0.67)           (0.58)           (0.43)
                                   ---------       ----------        --------         --------         --------
NET ASSET VALUE, END OF YEAR       $   23.96       $    27.62        $  21.59         $  18.28         $  13.56
                                   =========       ==========        ========         ========         ========
TOTAL RETURN                           (9.25)%          33.97%          22.35%           39.58%           24.95%
                                   =========       ==========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $1,059,092      $1,464,112        $686,407         $369,355         $178,998
 Ratio of expenses to
  average net assets                    0.52%            0.51%           0.54%            0.57%            0.79%
 Ratio of net investment
  income to average net
  assets                                3.38%            3.46%           3.75%            4.13%            3.37%
 Portfolio turnover rate/c/               10%              10%              7%              17%               9%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

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PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
======================================  ================  =========================
Greater than 4.0%                                2                    0.45%
Greater than 3.5% and Less than 4.0%             2                    0.45
Greater than 3.0% and Less than 3.5%             4                    0.91
Greater than 2.5% and Less than 3.0%             6                    1.36
Greater than 2.0% and Less than 2.5%             6                    1.36
Greater than 1.5% and Less than 2.0%            20                    4.55
Greater than 1.0% and Less than 1.5%            40                    9.09
Greater than 0.5% and Less than 1.0%            82                   18.64
BETWEEN 0.5% AND -0.5%                         157                   35.69
Less than -0.5% and Greater than -1.0%          40                    9.09
Less than -1.0% and Greater than -1.5%          34                    7.73
Less than -1.5% and Greater than -2.0%          14                    3.18
Less than -2.0% and Greater than -2.5%          13                    2.95
Less than -2.5% and Greater than -3.0%          12                    2.73
Less than -3.0% and Greater than -3.5%           4                    0.91
Less than -3.5% and Greater than -4.0%           3                    0.68
Less than -4.0%                                  1                    0.23
                                               ---                   -----
                                               440                  100.00%
                                               ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                     AVERAGE ANNUAL TOTAL RETURNS
=======================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
================================================== ========================== =========================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======== ======== =======
(9.25)%                      (10.72)%   (10.09)%   21.01%   20.59%   20.34%   15.35%   15.35%   15.04%

                                        CUMULATIVE TOTAL RETURNS
=========================================================================================================
              YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08      TEN YEARS ENDED 8/31/08
============================================== ============================= ============================
           NAV             MARKET      INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========== ========== ========= ========= ========= ========= ========= ========
(9.25)%                  (10.72)%   (10.09)%   159.43%   154.96%   152.41%   316.99%   317.08%   306.01%

24
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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWA-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

          iSHARES(Reg. TM) MSCI AUSTRIA INVESTABLE MARKET INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

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                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Austria Investable Market Index Fund* (the "Fund").

CUSIP: 464286202
TRADING SYMBOL: EWO
UNDERLYING INDEX: MSCI Austria Investable Market Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

  * On June 25, 2008, the name of the Fund changed from the iShares MSCI Austria Index Fund to the iShares MSCI Austria Investable Market Index Fund to reflect a previous change in the Fund's Underlying Index from the MSCI Austria Index to the MSCI Austria Investable Market Index.

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   6
  Performance Information..........   7
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Austria Investable Market IndexSM" and "MSCI Austria IndexSM" are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Austria Investable Market Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Vienna Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were banks, energy and capital goods.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Austrian currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange

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or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Austrian economy is dependent on the economies of Europe, mainly Eastern Europe, as key trading partners. Reduction in spending by these economies on Austrian products and services or negative changes in any of these economies may cause an adverse impact on the Austrian economy. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments and adverse events in these Eastern European countries may greatly impact the Austrian economy:

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BGFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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1998   -1.83%
1999   -10.36%
2000   -10.57%
2001   -2.57%
2002    17.27%
2003    58.46%
2004    70.93%
2005    21.50%
2006    35.84%
2007    3.95%

-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -41.74%.

The best calendar quarter return during the periods shown above was 28.95% in the 4th quarter of 2004; the worst was -23.45% in the 3rd quarter of 1998.

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)

                                     1 YEAR      5 YEARS      10 YEARS
                                   ----------  -----------  -----------
  (INCEPTION DATE: 3/12/1996)
  Return Before Taxes                  3.95%       35.97%       15.37%
  Return After Taxes on                4.05%       35.92%       15.10%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            3.34%       32.78%       13.85%
MSCI AUSTRIA INVESTABLE MARKET
INDEX (Index returns do
not reflect deductions for fees,       2.17%       36.17%       15.80%
expenses, or taxes)(2)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
(2)At a December 7, 2007, special shareholder meeting of the Fund, a proposal to change the Underlying Index of the Fund from the MSCI Austria Index to the MSCI Austria Investable Market Index was approved in response to MSCI's combinations of its standard and small cap indexes to form new investable market indexes. The transition to this index was implemented on February 1, 2008. The returns prior to that date reflect those of the former MSCI Austria Index and not the current MSCI Austria Investable Market Index.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Belgium Investable Market Index

Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Austria among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $2,145,000     100,000            $600               3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $  37.28         $  31.08         $  26.62         $  17.04         $ 10.61
                                   --------         --------         --------         --------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              0.56             0.51             0.44             0.29            0.21
 Net realized and unrealized
  gain (loss)/b/                      (6.98)            6.42             4.31             9.38            6.39
                                   --------         --------         --------         --------         -------
Total from investment
  operations                          (6.42)            6.93             4.75             9.67            6.60
                                   --------         --------         --------         --------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (1.08)           (0.73)           (0.29)           (0.09)          (0.17)
                                   --------         --------         --------         --------         -------
Total distributions                   (1.08)           (0.73)           (0.29)           (0.09)          (0.17)
                                   --------         --------         --------         --------         -------
NET ASSET VALUE, END OF YEAR       $  29.78         $  37.28         $  31.08         $  26.62         $ 17.04
                                   ========         ========         ========         ========         =======
TOTAL RETURN                         (17.64)%          22.35%           18.00%           56.82%          62.70%
                                   ========         ========         ========         ========         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $193,602         $473,514         $391,637         $196,952         $57,920
 Ratio of expenses to
  average net assets                   0.52%            0.51%            0.54%            0.57%           0.77%
 Ratio of net investment
  income to average net
  assets                               1.57%            1.36%            1.48%            1.26%           1.37%
 Portfolio turnover rate/c/              26%              21%              32%              21%             11%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                  NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
======================================  ================  =========================
Greater than 3.5% and Less than 4.0%              2                    0.45%
Greater than 3.0% and Less than 3.5%              1                    0.23
Greater than 2.5% and Less than 3.0%              1                    0.23
Greater than 2.0% and Less than 2.5%              3                    0.68
Greater than 1.5% and Less than 2.0%              6                    1.36
Greater than 1.0% and Less than 1.5%             24                    5.45
Greater than 0.5% and Less than 1.0%             45                   10.23
BETWEEN 0.5% AND -0.5%                          260                   59.10
Less than -0.5% and Greater than -1.0%           51                   11.59
Less than -1.0% and Greater than -1.5%           32                    7.27
Less than -1.5% and Greater than -2.0%           10                    2.27
Less than -2.0% and Greater than -2.5%            2                    0.45
Less than -2.5% and Greater than -3.0%            1                    0.23
Less than -3.0% and Greater than -3.5%            1                    0.23
Less than -3.5%                                   1                    0.23
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

Effective February 1, 2008, to broaden its coverage of the market, the Fund changed its Underlying Index from the MSCI Austria Index to the MSCI Austria Investable Market Index. Effective June 25, 2008, the Fund changed its name from the iShares MSCI Austria Index Fund to the iShares MSCI Austria Investable Market Index Fund.

Index performance reflects the performance of the MSCI Austria Index through January 31, 2008 and the MSCI Austria Investable Market Index thereafter.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008

                                     AVERAGE ANNUAL TOTAL RETURNS
=======================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
================================================== ========================== =========================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======== ======== =======
(17.64)%                     (18.02)%   (18.57)%   24.85%   24.70%   25.49%   12.79%   13.19%   12.93%

                                        CUMULATIVE TOTAL RETURNS
=========================================================================================================
              YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08      TEN YEARS ENDED 8/31/08
============================================== ============================= ============================
           NAV             MARKET      INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========== ========== ========= ========= ========= ========= ========= ========
(17.64)%                 (18.02)%   (18.57)%   203.38%   201.48%   211.24%   233.15%   245.35%   237.22%

24
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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWO-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

          iSHARES(Reg. TM) MSCI BELGIUM INVESTABLE MARKET INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Belgium Investable Market Index Fund* (the "Fund").

CUSIP: 464286301
TRADING SYMBOL: EWK
UNDERLYING INDEX: MSCI Belgium Investable Market Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 40,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

  * On June 25, 2008, the name of the Fund changed from the iShares MSCI Belgium Index Fund to the iShares MSCI Belgium Investable Market Index Fund to reflect a previous change in the Fund's Underlying Index from the MSCI Belgium Index to the MSCI Belgium Investable Market Index.

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   7
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Belgium Investable Market IndexSM" and "MSCI Belgium IndexSM" are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Belgium Investable Market Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Brussels Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were diversified financials, banks and materials.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Belgian currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Belgium's geographic location near the center of Europe's transportation network makes it vulnerable to environmental events (such as pollution, oil spills, etc.) that may have an adverse impact on the Belgian economy. Belgium also faces a significant risk of major flooding which could adversely affect the country's economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

LACK OF NATURAL RESOURCES RISK. Except for its coal, which is no longer economical to exploit, Belgium has virtually no natural resources. Belgium is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Belgian economy.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Belgian economy is dependent on the economies of Europe as key trading partners. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse impact on the economies of other EU members and their trading partners.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BGFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

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Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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1998    51.69%
1999   -14.05%
2000   -16.10%
2001   -12.99%
2002   -9.36%
2003    41.06%
2004    43.92%
2005    7.75%
2006    36.35%
2007   -1.18%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -41.81%.

The best calendar quarter return during the periods shown above was 30.06% in the 2nd quarter of 2003; the worst was -25.68% in the 3rd quarter of 2002.

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                      1 YEAR      5 YEARS     10 YEARS
                                   -----------  -----------  ---------
(INCEPTION DATE: 3/12/1996)
  Return Before Taxes                  -1.18%       24.13%      9.78%
  Return After Taxes on                -1.19%       23.45%      8.56%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                             0.20%       21.35%      7.98%
MSCI BELGIUM INVESTABLE MARKET
INDEX (Index returns do
not reflect deductions for fees,       -2.66%       23.02%      9.49%
expenses, or taxes)(2)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
(2)As of December 1, 2007, the Board changed the Underlying Index of the Fund from the MSCI Belgium Index to the MSCI Belgium Investable Market Index in response to MSCI's combination of its standard and small cap indexes to form new investable market indexes. The returns prior to that date reflect those of the former MSCI Belgium Index and not the current MSCI Belgium Investable Market Index.

8
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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Investable Market Index Fund, iShares MSCI Austria

Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

10
[GRAPHIC APPEARS HERE]

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
[GRAPHIC APPEARS HERE]
than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Belgium among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 40,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

16
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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
     $543,600      40,000            $700               3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $  25.89         $  22.83         $  18.94          $ 14.77         $ 11.16
                                   --------         --------         --------          -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              0.78             0.76             0.75             0.71            0.37
 Net realized and unrealized
  gain (loss)/b/                      (7.27)            2.74             3.95             3.75            4.25
                                   --------         --------         --------          -------         -------
Total from investment
  operations                          (6.49)            3.50             4.70             4.46            4.62
                                   --------         --------         --------          -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (1.76)           (0.44)           (0.81)           (0.29)          (1.01)
                                   --------         --------         --------          -------         -------
Total distributions                   (1.76)           (0.44)           (0.81)           (0.29)          (1.01)
                                   --------         --------         --------          -------         -------
NET ASSET VALUE, END OF YEAR       $  17.64         $  25.89         $  22.83          $ 18.94         $ 14.77
                                   ========         ========         ========          =======         =======
TOTAL RETURN                         (26.21)%          15.36%           25.66%           30.22%          42.88%
                                   ========         ========         ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $119,955         $303,483         $152,484          $46,960         $24,813
 Ratio of expenses to
  average net assets                   0.52%            0.51%            0.54%            0.57%           0.78%
 Ratio of net investment
  income to average net
  assets                               3.32%            2.90%            3.60%            3.89%           2.79%
 Portfolio turnover rate/c/              31%              12%              10%              10%             21%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.5% and Less than 4.0%              1                    0.23%
Greater than 3.0% and Less than 3.5%              1                    0.23
Greater than 2.5% and Less than 3.0%              1                    0.23
Greater than 2.0% and Less than 2.5%              2                    0.45
Greater than 1.5% and Less than 2.0%              6                    1.36
Greater than 1.0% and Less than 1.5%             23                    5.23
Greater than 0.5% and Less than 1.0%             55                   12.48
BETWEEN 0.5% AND -0.5%                          265                   60.23
Less than -0.5% and Greater than -1.0%           52                   11.82
Less than -1.0% and Greater than -1.5%           23                    5.23
Less than -1.5% and Greater than -2.0%            8                    1.82
Less than -2.0% and Greater than -2.5%            1                    0.23
Less than -2.5% and Greater than -3.0%            1                    0.23
Less than -3.0%                                   1                    0.23
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

Effective December 1, 2007, to broaden its coverage of the market, the Fund changed its Underlying Index from the MSCI Belgium Index to the MSCI Belgium Investable Market Index. Effective June 25, 2008, the Fund changed its name from the iShares MSCI Belgium Index Fund to the iShares MSCI Belgium Investable Market Index Fund.

Index performance reflects the performance of the MSCI Belgium Index through November 30, 2007 and the MSCI Belgium Investable Market Index thereafter.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008

                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================== ========================== =======================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======= ======== ======
(26.21)%                     (26.64)%   (29.27)%   14.76%   14.63%   13.92%   3.88%    4.10%   2.70%

                                     CUMULATIVE TOTAL RETURNS
===================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
============================================== ========================== =========================
           NAV             MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
======================== ========== ========== ======== ======== ======== ======== ======== =======
(26.21)%                 (26.64)%   (29.27)%   99.04%   97.96%   91.85%   46.26%   49.42%   30.47%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWK-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) MSCI BRAZIL INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Brazil Index Fund (the "Fund").

CUSIP: 464286400
TRADING SYMBOL: EWZ
UNDERLYING INDEX: MSCI Brazil Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 50,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Brazil IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the BM&FBOVESPA. As of September 30, 2008, the Underlying Index's three largest industries were energy, materials and banks.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

COMMODITY EXPOSURE RISK. The agricultural and mining sectors of Brazil's economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Brazilian economy.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Brazilian currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A

PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. The Brazilian government has begun a program of privatization, notably in the telecommunications and energy sectors. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changed regulatory and legal standards. There is no assurance that similar losses will not recur.

RELIANCE ON TRADING PARTNERS RISK. Brazil is highly dependent on trade with other countries. The Brazilian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other

6
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countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region, including Brazil's, are particularly sensitive to fluctuations in commodity prices.

STRUCTURAL RISKS. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund:

ECONOMIC AND CURRENCY RISK. Brazil is heavily dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil, like some emerging market countries, is likely to experience currency devaluations and economic recessions causing a negative effect on its economy and securities market.

LARGE GOVERNMENT DEBT RISK. Brazil continues to suffer from chronic structural public sector deficits. Brazil's outstanding government debt has in recent times been as high as 51% of gross domestic product. Total foreign debt is still large in relation to Brazil's export base.

POLITICAL AND SOCIAL RISK. Disparities of wealth, the pace and success of democratization and capital market development and ethnic and religious and racial disaffection have led to social unrest, violence and labor unrest. Unanticipated political or social developments may result in sudden and significant investment losses.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BGFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2001   -19.52%
2002   -34.71%
2003    113.03%
2004    34.16%
2005    52.46%
2006    44.28%
2007    76.61%

-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -29.61%.

The best calendar quarter return during the periods shown above was 40.50% in the 4th quarter of 2002; the worst was -40.27% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)

                                                                SINCE
                                       ONE          FIVE        FUND
                                       YEAR        YEARS      INCEPTION
                                   -----------  -----------  ----------
(INCEPTION DATE: 7/10/2000)
  Return Before Taxes                  76.61%       61.84%      23.40%
  Return After Taxes on                76.02%       61.14%      22.67%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            50.11%       56.66%      20.74%
MSCI BRAZIL INDEX(Index returns
do not reflect deductions
for fees, expenses or taxes)           79.56%       64.07%      25.96%

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

8
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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.63%            None             None           0.63%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. During the most recently completed fiscal year the Fund incurred nominal foreign tax expenses in an amount that rounds to 0.00%. The dollar amount of such expenses are shown in the Fund's Financial Highlights; actual tax expenses for the current fiscal year may be higher or lower than those incurred in the prior year.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $64       $202       $351       $786

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows:
0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.63%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

10
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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
[GRAPHIC APPEARS HERE]
from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States does not have an appropriate comprehensive income tax treaty with Brazil but does with other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

16
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Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $2,850,500      50,000           $2,400              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                         $    61.59       $    39.09       $    28.18        $  16.96         $  12.19
                                  ----------       ----------       ----------        --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/               1.93             1.09             1.00            0.89             0.55
 Net realized and unrealized
  gain/b/                              11.59            22.35            10.49           10.79             4.49
                                  ----------       ----------       ----------        --------         --------
Total from investment
  operations                           13.52            23.44            11.49           11.68             5.04
                                  ----------       ----------       ----------        --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (1.41)           (0.94)           (0.58)          (0.46)           (0.27)
 Net realized gain                     (0.43)               -                -               -                -
                                  ----------       ----------       ----------        --------         --------
Total distributions                    (1.84)           (0.94)           (0.58)          (0.46)           (0.27)
                                  ----------       ----------       ----------        --------         --------
NET ASSET VALUE, END OF YEAR      $    73.27       $    61.59       $    39.09        $  28.18         $  16.96
                                  ==========       ==========       ==========        ========         ========
TOTAL RETURN                           21.58%           60.82%           41.13%          69.72%           41.42%
                                  ==========       ==========       ==========        ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                          $7,242,260       $4,434,334       $2,468,295        $552,285         $209,504
 Ratio of expenses to
  average net assets                    0.63%            0.69%            0.70%           0.74%            0.96%
 Ratio of expenses to
  average net assets
  exclusive of foreign taxes            0.63%            0.68%          n/a              n/a             n/a
 Ratio of net investment
  income to average net
  assets                                2.37%            2.17%            2.65%           3.94%            3.59%
 Portfolio turnover rate/c/               30%              22%              15%             48%             106%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 19%, 6%, 13% and 9%, respectively.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.5% and Less than 4.0%              1                    0.23%
Greater than 3.0% and Less than 3.5%              1                    0.23
Greater than 2.5% and Less than 3.0%              1                    0.23
Greater than 2.0% and Less than 2.5%              1                    0.23
Greater than 1.5% and Less than 2.0%              3                    0.68
Greater than 1.0% and Less than 1.5%              9                    2.05
Greater than 0.5% and Less than 1.0%             27                    6.14
BETWEEN 0.5% AND -0.5%                          347                   78.84
Less than -0.5% and Greater than -1.0%           28                    6.36
Less than -1.0% and Greater than -1.5%            8                    1.82
Less than -1.5% and Greater than -2.0%            5                    1.14
Less than -2.0% and Greater than -2.5%            4                    0.91
Less than -2.5% and Greater than -3.0%            1                    0.23
Less than -3.0% and Greater than -3.5%            1                    0.23
Less than -3.5% and Greater than -4.0%            3                    0.68
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008

                                   AVERAGE ANNUAL TOTAL RETURNS
===================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08    INCEPTION TO 8/31/08*
============================================== ========================== =========================
             NAV              MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ======== ======== ======== ======== ======== ======== ======== =======
  21.58%                     22.51%   23.37%   45.96%   45.94%   47.86%   19.81%   19.82%   22.16%

                                      CUMULATIVE TOTAL RETURNS
=====================================================================================================
            YEAR ENDED 8/31/08               FIVE YEARS ENDED 8/31/08       INCEPTION TO 8/31/08*
========================================== ============================= ============================
           NAV            MARKET    INDEX     NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ======== ======== ========= ========= ========= ========= ========= ========
21.58%                   22.51%   23.37%   562.40%   562.09%   606.80%   335.89%   336.06%   410.16%

-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (7/10/00). The first day of secondary market trading in shares of the Fund was 7/14/00.

24
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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWZ-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) MSCI CANADA INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Canada Index Fund (the "Fund").

CUSIP: 464286509
TRADING SYMBOL: EWC
UNDERLYING INDEX: MSCI Canada Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Canada IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Toronto Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were energy, banks and materials.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

COMMODITY EXPOSURE RISK. The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Canadian currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

4
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RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Canadian economy is dependent heavily upon the economies of Europe as key trading partners. Reduction in spending by these economies on Canadian products and services or negative changes in any of these economies may cause an adverse impact in the Canadian economy:

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

NORTH AMERICAN ECONOMIC RISK. The United States is Canada's largest trade and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement ("NAFTA") in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which may further affect Canada's dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy.

STRUCTURAL RISK

POLITICAL RISK. Past demands for sovereignty by the Province of Quebec have

6
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significantly affected equity valuations and foreign currency movements in the Canadian market.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


1998   -6.47%
1999    46.13%
2000    7.66%
2001   -17.86%
2002   -13.20%
2003    53.34%
2004    22.45%
2005    27.84%
2006    17.45%
2007    29.24%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -18.65%.

The best calendar quarter return during the periods shown above was 21.44% in the 4th quarter of 1999; the worst was -24.40% in the 3rd quarter of 1998.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                      1 YEAR      5 YEARS      10 YEARS
                                   -----------  -----------  -----------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  29.24%       29.51%       14.35%
  Return After Taxes on                29.26%       29.59%       13.46%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            19.57%       26.80%       12.46%
MSCI CANADA INDEX (Index returns
do not reflect
deductions for fees, expenses,         29.57%       29.91%       14.76%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Canada among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

16
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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $2,621,000     100,000           $1,900              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                         $    29.87       $    24.69       $    20.30        $  14.33         $ 12.25
                                  ----------       ----------       ----------        --------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/               0.47             0.35             0.25            0.17            0.11
 Net realized and unrealized
  gain/b/                               0.72             5.11             4.29            6.00            2.17
                                  ----------       ----------       ----------        --------         -------
Total from investment
  operations                            1.19             5.46             4.54            6.17            2.28
                                  ----------       ----------       ----------        --------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.51)           (0.28)           (0.15)          (0.20)          (0.20)
                                  ----------       ----------       ----------        --------         -------
Total distributions                    (0.51)           (0.28)           (0.15)          (0.20)          (0.20)
                                  ----------       ----------       ----------        --------         -------
NET ASSET VALUE, END OF YEAR      $    30.55       $    29.87       $    24.69        $  20.30         $ 14.33
                                  ==========       ==========       ==========        ========         =======
TOTAL RETURN                            3.88%           22.33%           22.46%          43.35%          18.70%
                                  ==========       ==========       ==========        ========         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                          $2,071,061       $1,323,122       $1,101,161        $420,301         $325,298
 Ratio of expenses to
  average net assets                    0.52%            0.52%            0.54%           0.57%           0.70%/c/
 Ratio of expenses to
  average net assets
  exclusive of foreign taxes          n/a                0.52%          n/a              n/a            n/a
 Ratio of net investment
  income to average net
  assets                                1.46%            1.32%            1.09%           1.00%           0.81%
 Portfolio turnover rate/d/               11%               8%              20%              9%             10%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Ratio of expenses to average net assets prior to voluntary reimbursed distribution fees for the year ended August 31, 2004 was 0.80%. /d/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
========================================  ================  =========================
Greater than 1.5%                                  2                    0.45%
Greater than 1.0% and Less than 1.5%               3                    0.68
Greater than 0.5% and Less than 1.0%              24                    5.45
BETWEEN 0.5% AND -0.5%                           380                   86.37
Less than -0.5% and Greater than -1.0%            22                    5.00
Less than -1.0% and Greater than -1.5%             7                    1.59
Less than -1.5% and Greater than -2.0%             1                    0.23
Less than -2.0%                                    1                    0.23
                                                 ---                   -----
                                                 440                  100.00%
                                                 ===                  ======

22
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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                   Average Annual Total Returns
==================================================================================================
             YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
============================================= ========================== =========================
             NAV              MARKET   INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ======== ======= ======== ======== ======== ======== ======== =======
  3.88%                       3.39%   4.11%   21.50%   21.38%   21.78%   16.55%   16.46%   16.85%

                                      Cumulative Total Returns
====================================================================================================
           YEAR ENDED 8/31/08               FIVE YEARS ENDED 8/31/08      TEN YEARS ENDED 8/31/08
========================================= ============================= ============================
           NAV            MARKET   INDEX     NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ======== ======= ========= ========= ========= ========= ========= ========
  3.88%                   3.39%   4.11%   164.82%   163.53%   167.89%   362.55%   359.10%   374.74%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                        1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWC-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

               iSHARES(Reg. TM) MSCI EMERGING MARKETS INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Emerging Markets Index Fund (the "Fund").

CUSIP: 464287234
TRADING SYMBOL: EEM
UNDERLYING INDEX: MSCI Emerging Markets Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 450,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   1
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Emerging Markets IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index is designed to measure equity market performance in the global emerging markets. As of September 30, 2008, the Underlying Index consisted of the following 20 emerging market indexes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, the Philippines, Russia, South Korea, Thailand and Turkey. As of September 30, 2008, the Underlying Index's three largest industries were energy, banks and materials.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates. BGFA will waive portfolio management fees in an amount equal to the portfolio management fees of such other iShares funds for any portion of the Fund's assets invested in shares of such other funds.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing


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strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, drought or tsunamis and are economically sensitive to environmental events. Any such event could result in a significant adverse impact on the economies of these countries and investments made in these countries.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or

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industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates:

ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on certain emerging markets.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

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U.S. ECONOMIC RISK. The United States is a significant trading partner of many emerging markets in which the Fund invests. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

STRUCTURAL RISKS. Certain emerging market countries are subject to a considerable degree of economic, political and social instability.

ECONOMIC RISK. Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries.

POLITICAL AND SOCIAL RISK. Some governments in emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

EXPROPRIATION RISK. Investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BGFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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2004    25.54%
2005    33.77%
2006    30.70%
2007    34.56%

-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -32.28%.

The best calendar quarter return during the periods shown above was 19.05% in the 4th quarter of 2006; the worst was -7.92% in the 2nd quarter of 2004.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                       ONE       SINCE FUND
                                       YEAR      INCEPTION
                                   -----------  -----------
(INCEPTION DATE: 4/7/2003)
  Return Before Taxes                  34.56%       38.92%
  Return After Taxes on                34.47%       38.83%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            22.97%       35.36%
MSCI EMERGING MARKETS INDEX
(Index returns do not
reflect deductions for fees,           39.39%       39.60%
expenses or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                                      ANNUAL FUND OPERATING EXPENSES/2/
               --------------------------------------------------------------------------------
                                DISTRIBUTION                                       TOTAL ANNUAL
                                    AND                          ACQUIRED FUND         FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER             FEES          OPERATING      LESS FEE         NET
   FEES/1/         FEES             FEES         EXPENSES/3/    AND EXPENSES/4/      EXPENSES     WAIVERS/5/    EXPENSES/5/
-------------  ------------  -----------------  -------------  =================  -------------  ============  ============
      None        0.72%            None             None            0.00%             0.72%         0.00%         0.72%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. During the most recently completed fiscal year the Fund incurred nominal foreign tax expenses in an amount that rounds to 0.00%. The dollar amount of such expenses are shown in the Fund's Financial Highlights; actual tax expenses for the current fiscal year may be higher or lower than those incurred in the prior year.
/4/"Acquired Fund Fees and Expenses" reflect the Fund's PRO RATA share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's NAV and do not correlate to the ratio of expenses to average net assets shown in the FINANCIAL HIGHLIGHTS section of this Prospectus.
/5/BGFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses incurred by the Fund through December 31, 2009. During the most recently completed fiscal year, the amount of such expenses incurred and fees waived rounded to 0.00%.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $74       $230       $401       $894

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund and iShares MSCI BRIC Index Fund, which are offered in separate prospectuses) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.72%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
[GRAPHIC APPEARS HERE]
from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has appropriate comprehensive income tax treaties with China (but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes), the Czech Republic, Egypt, Hungary, India, Israel, Mexico, the Philippines, Russia, South Korea, Thailand and Turkey, among other countries, but does not with Argentina, Brazil, Chile, Columbia, Indonesia, Malaysia or Peru.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 450,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy

16
[GRAPHIC APPEARS HERE]
redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $15,228,000      450,000           $7,700              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

[GRAPHIC APPEARS HERE]

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                    YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                 AUG. 31, 2008/A/    AUG. 31, 2007/A/    AUG. 31, 2006/A/    AUG. 31, 2005/A/    AUG. 31, 2004/A/
                                ------------------  ------------------  ------------------  ------------------  -----------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $    44.78         $     32.48         $     25.97          $    17.99         $    15.04
                                    ----------         -----------         -----------          ----------         ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                 1.10                0.63                0.55                0.55               0.38
 Net realized and unrealized
  gain (loss)/c/                         (4.64)              12.19                6.29                8.23               2.66
                                    ----------         -----------         -----------          ----------         ----------
Total from investment
  operations                             (3.54)              12.82                6.84                8.78               3.04
                                    ----------         -----------         -----------          ----------         ----------
LESS DISTRIBUTIONS FROM:
 Net investment income                   (1.17)              (0.52)              (0.33)              (0.80)             (0.09)
                                    ----------         -----------         -----------          ----------         ----------
Total distributions                      (1.17)              (0.52)              (0.33)              (0.80)             (0.09)
                                    ----------         -----------         -----------          ----------         ----------
NET ASSET VALUE, END OF YEAR        $    40.07         $     44.78         $     32.48          $    25.97         $    17.99
                                    ==========         ===========         ===========          ==========         ==========
TOTAL RETURN                             (8.36)%             39.86%              26.44%              46.17%             20.21%
                                    ==========         ===========         ===========          ==========         ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                            $20,302,756        $18,198,371         $11,969,380          $7,000,858         $1,958,596
 Ratio of expenses to
  average net assets prior
  to waived fees                          0.72%               0.74%               0.77%               0.78%              0.77%
 Ratio of expenses to
  average net assets after
  waived fees                             0.72%               0.74%               0.77%               0.77%              0.76%
 Ratio of expenses to
  average net assets after
  waived fees and exclusive
  of foreign taxes                        0.72%               0.74%               0.75%               0.74%              0.74%
 Ratio of net investment
  income to average net
  assets                                  2.32%               1.63%               1.77%               2.40%              2.10%
 Portfolio turnover rate/d/                 11%                  5%                 12%                  9%                 8%

-----------
/a/Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
/b/Based on average shares outstanding throughout each period.
/c/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /d/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
[GRAPHIC APPEARS HERE]

PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.0%                                 2                    0.45%
Greater than 2.5% and Less than 3.0%              3                    0.68
Greater than 2.0% and Less than 2.5%              3                    0.68
Greater than 1.5% and Less than 2.0%             11                    2.50
Greater than 1.0% and Less than 1.5%             22                    5.00
Greater than 0.5% and Less than 1.0%             67                   15.23
BETWEEN 0.5% AND -0.5%                          221                   50.23
Less than -0.5% and Greater than -1.0%           54                   12.27
Less than -1.0% and Greater than -1.5%           37                    8.41
Less than -1.5% and Greater than -2.0%           12                    2.73
Less than -2.0% and Greater than -2.5%            5                    1.14
Less than -2.5% and Greater than -3.0%            1                    0.23
Less than -3.0% and Greater than -3.5%            2                    0.45
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                     AVERAGE ANNUAL TOTAL RETURNS
======================================================================================================
               YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08    INCEPTION TO 8/31/08*
================================================= ========================== =========================
             NAV               MARKET     INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========= ========== ======== ======== ======== ======== ======== =======
  (8.36)%                    (8.16)%   (10.09)%   23.27%   22.95%   23.50%   28.07%   28.02%   28.04%

                                        CUMULATIVE TOTAL RETURNS
========================================================================================================
             YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08       INCEPTION TO 8/31/08*
============================================= ============================= ============================
           NAV             MARKET     INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========= ========== ========= ========= ========= ========= ========= ========
(8.36)%                  (8.16)%   (10.09)%   184.69%   180.97%   187.29%   280.60%   279.88%   279.88%

-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (4/7/03). The first day of secondary market trading in shares of the Fund was 4/11/03.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EEM-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                     iSHARES(Reg. TM) MSCI EMU INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

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The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI EMU Index Fund (the "Fund").

CUSIP: 464286608
TRADING SYMBOL: EZU
UNDERLYING INDEX: MSCI EMU Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   1
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI EMU IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EMU Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks from the following 11 countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. As of September 30, 2008, the Underlying Index's three largest industries were banks, utilities and capital goods.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Some markets in which the Fund invests are located near the center of Europe's transportation network makes it vulnerable to environmental events (such as pollution, oil spills, etc.) that may have an adverse impact on these economies and some are located in parts of the world that have historically been prone to natural disasters such as drought, earthquakes, flooding or volcanoes and are economically sensitive to environmental events. Any such event could result in a significant adverse impact on the economies of these countries and investments made in these countries.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The economies of the Economic and Monetary Union ("EMU") are dependent on certain national economies of Europe, both as key trading partners and as fellow members maintaining the euro. Reduction in trading activity among EMU member states may cause an adverse impact on the EMU and each nation's individual economies. Certain established European Union ("EU") states are greatly invested in Eastern European countries. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments and adverse events in these Eastern European countries may greatly impact the economies of Western Europe:

EUROPEAN ECONOMIC RISK. The EMU of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. ECONOMIC RISK. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain EMU markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on these markets.

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SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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2001   -22.96%
2002   -21.60%
2003    42.39%
2004    21.07%
2005    8.61%
2006    35.83%
2007    19.42%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -32.79%.

The best calendar quarter return during the periods shown above was 26.00% in the 2nd quarter of 2003; the worst was -28.17% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)

                                                              SINCE FUND
                                      1 YEAR      5 YEARS     INCEPTION
                                   -----------  -----------  -----------
(INCEPTION DATE: 07/25/2000)
  Return Before Taxes                  19.42%       24.88%       7.09%
  Return After Taxes on                19.42%       24.62%       6.87%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            13.63%       22.25%       6.15%
MSCI EMU INDEX (Index returns do
not reflect deductions
for fees, expenses, or taxes)          19.55%       25.24%       7.41%

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has appropriate comprehensive income tax treaties with each of: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

16
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Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $3,892,000     100,000           $8,000              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                    YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                 AUG. 31, 2008/A/    AUG. 31, 2007/A/    AUG. 31, 2006/A/    AUG. 31, 2005/A/    AUG. 31, 2004/A/
                                ------------------  ------------------  ------------------  ------------------  -----------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $   57.15           $    46.14          $    37.49           $  29.69           $  25.06
                                    ---------           ----------          ----------           --------           --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                1.71                 1.40                1.37               0.88               0.68
 Net realized and unrealized
  gain (loss)/c/                        (9.59)               10.54                7.94               7.57               4.35
                                    ---------           ----------          ----------           --------           --------
Total from investment
  operations                            (7.88)               11.94                9.31               8.45               5.03
                                    ---------           ----------          ----------           --------           --------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (3.30)               (0.93)              (0.66)             (0.65)             (0.40)
                                    ---------           ----------          ----------           --------           --------
Total distributions                     (3.30)               (0.93)              (0.66)             (0.65)             (0.40)
                                    ---------           ----------          ----------           --------           --------
NET ASSET VALUE, END OF YEAR        $   45.97           $    57.15          $    46.14           $  37.49           $  29.69
                                    =========           ==========          ==========           ========           ========
TOTAL RETURN                           (14.52)%              26.10%              25.18%             28.54%             20.07%
                                    =========           ==========          ==========           ========           ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                            $1,291,808          $2,971,565          $1,794,921           $547,284           $326,606
 Ratio of expenses to
  average net assets                     0.52%                0.51%               0.54%              0.58%              0.79%
 Ratio of expenses to
  average net assets
  exclusive of foreign taxes           n/a                 n/a                 n/a                   0.57%              0.79%
 Ratio of net investment
  income to average net
  assets                                 3.06%                2.60%               3.23%              2.50%              2.29%
 Portfolio turnover rate/d/                27%                   5%                  8%                 8%                11%

-----------
/a/Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
/b/Based on average shares outstanding throughout each period.
/c/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /d/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================   ================  =========================
Greater than 2.5%                                  4                    0.91%
Greater than 2.0% and Less than 2.5%               3                    0.68
Greater than 1.5% and Less than 2.0%               8                    1.82
Greater than 1.0% and Less than 1.5%              23                    5.23
Greater than 0.5% and Less than 1.0%              51                   11.59
BETWEEN 0.5% AND -0.5%                           265                   60.23
Less than -0.5% and Greater than -1.0%            57                   12.95
Less than -1.0% and Greater than -1.5%            18                    4.09
Less than -1.5% and Greater than -2.0%             9                    2.05
Less than -2.0%                                    2                    0.45
                                                 ---                   -----
                                                 440                  100.00%
                                                 ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008

                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08   INCEPTION TO 8/31/08*
================================================== ========================== =======================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======= ======== ======
(14.52)%                     (15.11)%   (14.26)%   15.80%   15.53%   16.11%   3.50%    3.41%   3.80%

                                       CUMULATIVE TOTAL RETURNS
======================================================================================================
              YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08      INCEPTION TO 8/31/08*
============================================== ============================= =========================
           NAV             MARKET      INDEX      NAV      MARKET    INDEX      NAV    MARKET   INDEX
======================== ========== ========== ========= ========= ========= ======== ======== =======
(14.52)%                 (15.11)%   (14.26)%   108.22%   105.79%   111.04%   32.13%   31.21%   35.27%

-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (7/25/00). The first day of secondary market trading in shares of the Fund was 7/31/00.

24
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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EZU-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) MSCI FRANCE INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI France Index Fund (the "Fund").

CUSIP: 464286707
TRADING SYMBOL: EWQ
UNDERLYING INDEX: MSCI France Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 200,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI France IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI France Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Paris Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were energy, banks and capital goods.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the French currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange

4
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or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON AGRICULTURE RISK. France is one of the world's largest agricultural producers. It accounts for about one-third of all agricultural land within the European Union. The French economy is sensitive to fluctuations in agricultural markets and susceptible to problems such as droughts, labor issues and crop failures.

RELIANCE ON TRADING PARTNERS RISK. France is the second-largest trading nation in Western Europe (after Germany). The French economy is dependent on the economies of Europe as key trading partners. Reduction in spending by these economies on French products and services or negative changes in any of these economies may cause an adverse impact on the French economy:

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. ECONOMIC RISK. The United States is a large trade and investment partner of France. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the French economy.

STRUCTURAL RISKS. The French economy is subject to risks of social unrest and heavy governmental influence, any of which could adversely affect investments in the Fund:

POLITICAL AND SOCIAL RISK. France has experienced periods of high unemployment and labor and social unrest. France is subject to labor strikes, including countrywide strikes. These issues may slow or disrupt French economic activity.

HEAVY GOVERNMENTAL CONTROL AND REGULATION. Despite significant recent reform and privatization, the French government continues to control a large share of French economic activity. The government owns shares in corporations in a range of sectors including banking, energy production and distribution, automobiles, transportation and telecommunications. Government spending is sometimes over 50% of gross

6
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domestic product and is among the highest of the major industrialized nations. Heavy regulation of labor and product markets is pervasive and may stifle French economic growth or cause prolonged periods of recession.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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1998    40.78%
1999    29.97%
2000   -5.09%
2001   -23.99%
2002   -19.97%
2003    39.62%
2004    18.46%
2005    9.53%
2006    34.01%
2007    13.01%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -28.72%.

The best calendar quarter return during the periods shown above was 26.03% in the 2nd quarter of 2003; the worst was -27.88% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                      1 YEAR      5 YEARS      10 YEARS
                                   -----------  -----------  -----------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  13.01%       22.36%       11.23%
  Return After Taxes on                13.05%       22.21%       10.90%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                             8.85%       19.95%        9.93%
MSCI FRANCE INDEX (Index returns
do not reflect
deductions for fees, expenses,         13.24%       22.69%       11.54%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

10
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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with France among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $5,260,000     200,000           $2,900              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $  36.53         $  31.16         $  25.41          $ 20.40         $ 16.90
                                   --------         --------         --------          -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              0.93             0.77             0.55             0.47            0.24
 Net realized and unrealized
  gain (loss)/b/                      (5.17)            5.06             5.52             4.84            3.54
                                   --------         --------         --------          -------         -------
Total from investment
  operations                          (4.24)            5.83             6.07             5.31            3.78
                                   --------         --------         --------          -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (1.59)           (0.46)           (0.32)           (0.30)          (0.28)
                                   --------         --------         --------          -------         -------
Total distributions                   (1.59)           (0.46)           (0.32)           (0.30)          (0.28)
                                   --------         --------         --------          -------         -------
NET ASSET VALUE, END OF YEAR       $  30.70         $  36.53         $  31.16          $ 25.41         $ 20.40
                                   ========         ========         ========          =======         =======
TOTAL RETURN                         (11.96)%          18.83%           24.13%           26.13%          22.44%
                                   ========         ========         ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $227,203         $445,696         $211,886          $81,326         $61,201
 Ratio of expenses to
  average net assets                   0.52%            0.51%            0.54%            0.57%           0.79%
 Ratio of net investment
  income to average net
  assets                               2.60%            2.17%            1.95%            1.98%           1.23%
 Portfolio turnover rate/c/              10%               6%              10%               7%              9%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=================================         ================  =========================
Greater than 3.5%                                  1                    0.23%
Greater than 3.0% and less than 3.5%               1                    0.23
Greater than 2.5% and Less than 3.0%               2                    0.45
Greater than 2.0% and Less than 2.5%               1                    0.23
Greater than 1.5% and Less than 2.0%               7                    1.59
Greater than 1.0% and Less than 1.5%              22                    5.00
Greater than 0.5% and Less than 1.0%              50                   11.36
BETWEEN 0.5% AND -0.5%                           276                   62.73
Less than -0.5% and Greater than -1.0%            46                   10.45
Less than -1.0% and Greater than -1.5%            22                    5.00
Less than -1.5% and Greater than -2.0%             9                    2.05
Less than -2.0%                                    3                    0.68
                                                 ---                   -----
                                                 440                  100.00%
                                                 ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================== ========================== =======================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======= ======== ======
(11.96)%                     (12.50)%   (11.81)%   14.93%   14.78%   15.23%   6.88%    7.20%   7.18%

                                       CUMULATIVE TOTAL RETURNS
=======================================================================================================
              YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08     TEN YEARS ENDED 8/31/08
============================================== ============================ ===========================
           NAV             MARKET      INDEX      NAV     MARKET    INDEX      NAV     MARKET    INDEX
======================== ========== ========== ========= ======== ========= ======== ========= ========
(11.96)%                 (12.50)%   (11.81)%   100.57%   99.21%   103.16%   94.55%   100.48%   100.14%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                        1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWQ-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                   iSHARES(Reg. TM) MSCI GERMANY INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Germany Index Fund (the "Fund").

CUSIP: 464286806
TRADING SYMBOL: EWG
UNDERLYING INDEX: MSCI Germany Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 300,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Germany IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Germany Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Frankfurt Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were utilities, automobiles and components and capital goods.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the German currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange

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or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. Exports account for more than one-third of national output and are a key element in German macroeconomic expansion. The German economy is dependent on the economies of Europe as key trading partners. Reduction in spending by these economies on German products and services or negative changes in any of these economies may cause an adverse impact on the German economy:

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. ECONOMIC RISK. The United States is a large trade and investment partner of Germany. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the German economy.

STRUCTURAL RISKS. Germany is subject to risks of social unrest and heavy governmental control, any of which may adversely affect investments in Germany:

POLITICAL AND SOCIAL RISK. Certain sectors and regions of Germany have experienced high unemployment and labor and social unrest. These issues may cause downturns in the German markets.

HEAVY GOVERNMENTAL CONTROL AND REGULATION. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may at times stifle German economic growth or cause prolonged periods of recession.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

6
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VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


1998    28.28%
1999    20.87%
2000   -15.97%
2001   -22.57%
2002   -32.29%
2003    63.09%
2004    15.82%
2005    9.68%
2006    35.66%
2007    34.73%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -31.51%.

The best calendar quarter return during the periods shown above was 38.44% in the 2nd quarter of 2003; the worst was -36.46% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                      1 YEAR      5 YEARS     10 YEARS
                                   -----------  -----------  ---------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  34.73%       30.56%      9.99%
  Return After Taxes on                34.78%       30.40%      9.44%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            23.29%       27.55%      8.60%
MSCI GERMANY INDEX (Index
returns do not reflect
deductions for fees, expenses,         35.21%       30.92%     10.23%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

8
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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

10
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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
[GRAPHIC APPEARS HERE]
than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
[GRAPHIC APPEARS HERE]
from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Germany among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 300,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

16
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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $7,074,000     300,000           $1,500              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $ 32.18        $    23.68        $  19.08         $  14.96         $ 12.57
                                    -------        ----------        --------         --------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              0.88              0.68            0.57             0.28            0.19
 Net realized and unrealized
  gain (loss)/b/                      (3.84)             8.33            4.15             4.03            2.40
                                    -------        ----------        --------         --------         -------
Total from investment
  operations                          (2.96)             9.01            4.72             4.31            2.59
                                    -------        ----------        --------         --------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (1.67)            (0.51)          (0.12)           (0.19)          (0.20)
                                    -------        ----------        --------         --------         -------
Total distributions                   (1.67)            (0.51)          (0.12)           (0.19)          (0.20)
                                    -------        ----------        --------         --------         -------
NET ASSET VALUE, END OF YEAR        $ 27.55        $    32.18        $  23.68         $  19.08         $ 14.96
                                    =======        ==========        ========         ========         =======
TOTAL RETURN                          (9.81)%           38.47%          24.82%           28.89%          20.55%
                                    =======        ==========        ========         ========         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                            $669,452       $1,641,245        $802,795         $314,793         $98,764
 Ratio of expenses to
  average net assets                   0.52%             0.51%           0.54%            0.57%           0.80%
 Ratio of net investment
  income to average net
  assets                               2.72%             2.32%           2.62%            1.54%           1.27%
 Portfolio turnover rate/c/              11%                4%             12%               9%              9%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.0%                                 1                    0.23%
Greater than 2.5% and Less than 3.0%              3                    0.68
Greater than 2.0% and Less than 2.5%              2                    0.45
Greater than 1.5% and Less than 2.0%              4                    0.91
Greater than 1.0% and Less than 1.5%             20                    4.55
Greater than 0.5% and Less than 1.0%             48                   10.91
BETWEEN 0.5% AND -0.5%                          285                   64.78
Less than -0.5% and Greater than -1.0%           50                   11.36
Less than -1.0% and Greater than -1.5%           21                    4.77
Less than -1.5% and Greater than -2.0%            2                    0.45
Less than -2.0% and Greater than -2.5%            3                    0.68
Less than -2.5%                                   1                    0.23
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                    AVERAGE ANNUAL TOTAL RETURNS
====================================================================================================
               YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================= ========================== =======================
             NAV               MARKET     INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========= ======== ======== ======== ======= ======== ======
  (9.81)%                    (10.53)%   (9.66)%   19.35%   19.20%   19.61%   5.87%    6.18%   6.14%

                                      CUMULATIVE TOTAL RETURNS
=====================================================================================================
             YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08     TEN YEARS ENDED 8/31/08
============================================= ============================= =========================
           NAV             MARKET     INDEX      NAV      MARKET    INDEX      NAV    MARKET   INDEX
======================== ========== ========= ========= ========= ========= ======== ======== =======
(9.81)%                  (10.53)%   (9.66)%   142.18%   140.70%   144.83%   76.86%   82.11%   81.39%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                        1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWG-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                  iSHARES(Reg. TM) MSCI HONG KONG INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

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The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Hong Kong Index Fund (the "Fund").

CUSIP: 464286871
TRADING SYMBOL: EWH
UNDERLYING INDEX: MSCI Hong Kong Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 75,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Hong Kong IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of September 30, 2008, the Underlying Index's three largest industries were real estate, utilities and banks.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Hong Kong currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Hong Kong is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Hong Kong economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

LACK OF NATURAL RESOURCES RISK. Hong Kong is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Hong Kong economy.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Hong Kong economy is dependent on the economies of Asia, Europe and the United States as key trading partners. Reduction in spending by these economies on Hong Kong products and services or negative changes in any of these economies may cause an adverse impact on the Hong Kong economy:

ASIAN ECONOMIC RISK. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Hong Kong economy.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. ECONOMIC RISK. The United States is a large trade and investment partner of Hong Kong. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar

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exchange rates or a recession in the United States may have an adverse impact on the Hong Kong economy.

STRUCTURAL RISK

POLITICAL RISK. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People's Republic of China under the principle of "one country, two systems." Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong's political, economic or social policies may result in an adverse effect on Hong Kong's economy.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


1998   -9.21%
1999    54.00%
2000   -14.02%
2001   -18.99%
2002   -19.00%
2003    36.82%
2004    24.01%
2005    7.84%
2006    26.69%
2007    40.54%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -40.00%.

The best calendar quarter return during the periods shown above was 26.95% in the 4th quarter of 1998; the worst was -27.04% in the 2nd quarter of 1998.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                      1 YEAR      5 YEARS     10 YEARS
                                   -----------  -----------  ---------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  40.54%       27.24%     10.16%
  Return After Taxes on                39.71%       26.34%      9.21%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            26.35%       23.78%      8.34%
MSCI HONG KONG INDEX (Index
returns do not reflect
deductions for fees, expenses,         41.20%       28.06%     11.64%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

8
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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

10
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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
[GRAPHIC APPEARS HERE]
than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
[GRAPHIC APPEARS HERE]
from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with China among other countries, but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 75,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

16
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Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
     $984,750      75,000           $2,000              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $   18.30       $    14.20        $  13.01         $  10.91         $   9.03
                                   ---------       ----------        --------         --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/               0.45             0.47            0.38             0.33             0.28
 Net realized and unrealized
  gain (loss)/b/                       (2.25)            3.94            1.17             2.04             1.75
                                   ---------       ----------        --------         --------         --------
Total from investment
  operations                           (1.80)            4.41            1.55             2.37             2.03
                                   ---------       ----------        --------         --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.63)           (0.31)          (0.36)           (0.27)           (0.15)
                                   ---------       ----------        --------         --------         --------
Total distributions                    (0.63)           (0.31)          (0.36)           (0.27)           (0.15)
                                   ---------       ----------        --------         --------         --------
NET ASSET VALUE, END OF YEAR       $   15.87       $    18.30        $  14.20         $  13.01         $  10.91
                                   =========       ==========        ========         ========         ========
TOTAL RETURN                          (10.54)%          31.44%          12.20%           21.96%           22.69%
                                   =========       ==========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $1,675,184      $1,445,309        $882,712         $637,985         $449,923
 Ratio of expenses to
  average net assets                    0.52%            0.52%           0.54%            0.57%            0.80%
 Ratio of net investment
  income to average net
  assets                                2.34%            2.92%           2.87%            2.75%            2.78%
 Portfolio turnover rate/c/               17%               9%             10%               6%               5%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

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PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 5.0%                                 1                    0.23%
Greater than 4.5% and Less than 5.0%              2                    0.45
Greater than 4.0% and Less than 4.5%              3                    0.68
Greater than 3.5% and Less than 4.0%              2                    0.45
Greater than 3.0% and Less than 3.5%              5                    1.14
Greater than 2.5% and Less than 3.0%             10                    2.27
Greater than 2.0% and Less than 2.5%             15                    3.41
Greater than 1.5% and Less than 2.0%             19                    4.32
Greater than 1.0% and Less than 1.5%             36                    8.18
Greater than 0.5% and Less than 1.0%             63                   14.32
BETWEEN 0.5% AND -0.5%                          151                   34.33
Less than -0.5% and Greater than -1.0%           36                    8.18
Less than -1.0% and Greater than -1.5%           29                    6.59
Less than -1.5% and Greater than -2.0%           26                    5.91
Less than -2.0% and Greater than -2.5%           16                    3.64
Less than -2.5% and Greater than -3.0%           10                    2.27
Less than -3.0% and Greater than -3.5%            7                    1.59
Less than -3.5% and Greater than -4.0%            3                    0.68
Less than -4.0% and Greater than -4.5%            2                    0.45
Less than -4.5% and Greater than -5.0%            2                    0.45
Less than -5.0% and Greater than -5.5%            1                    0.23
Less than -5.0% and Greater than -6.0%            1                    0.23
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                     AVERAGE ANNUAL TOTAL RETURNS
=======================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
================================================== ========================== =========================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======== ======== =======
(10.54)%                     (11.20)%   (10.22)%   14.57%   14.47%   15.16%   11.95%   13.48%   13.10%

                                       CUMULATIVE TOTAL RETURNS
=======================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08     TEN YEARS ENDED 8/31/08
============================================== =========================== ============================
           NAV             MARKET      INDEX      NAV    MARKET    INDEX      NAV      MARKET    INDEX
======================== ========== ========== ======== ======== ========= ========= ========= ========
(10.54)%                 (11.20)%   (10.22)%   97.40%   96.57%   102.50%   209.26%   254.25%   242.57%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWH-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) MSCI ITALY INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Italy Index Fund (the "Fund").

CUSIP: 464286855
TRADING SYMBOL: EWI
UNDERLYING INDEX: MSCI Italy Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 150,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Italy IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Italy Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Milan Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were banks, energy and utilities.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Italian currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Italy is located in a part of the world that has historically been prone to natural disasters such as earthquakes, flooding and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Italian economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

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RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Italian economy is dependent on the economies of Europe as key trading partners. The Economic and Monetary Union ("EMU") of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

STRUCTURAL RISKS. Italy is subject to certain structural risks such as inadequate infrastructure, corruption, excessive governmental spending and frequent government turnover, any of which could adversely affect investments in the Fund:

POLITICAL AND SOCIAL RISK. A significant portion of Italy's workforce is unionized and certain regions and sectors of Italy have experienced periods of high unemployment and labor and social unrest. Italy is also subject to labor and overall countrywide strikes. These issues may affect Italian economic activity. Italy's strong presence in the lower-end industrial product sectors has eroded through competition with other countries (notably China) due to its higher labor costs.

GOVERNMENT SPENDING AND ECONOMIC DEBT. The government has experienced significant budget deficits and a high amount of public debt causing credit rating agencies to lower Italy's sovereign debt rating at times. Italy has been warned by the EMU to reduce its public spending and debt. This high amount of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and

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regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BGFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


1998    50.24%
1999    0.53%
2000   -1.17%
2001   -26.71%
2002   -6.73%
2003    38.85%
2004    32.17%
2005    1.49%
2006    32.85%
2007    5.42%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -33.57%.

The best calendar quarter return during the periods shown above was 34.44% in the 1st quarter of 1998; the worst was -21.58% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                     1 YEAR      5 YEARS     10 YEARS
                                   ----------  -----------  ---------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  5.42%       21.14%     10.28%
  Return After Taxes on                5.44%       20.80%      9.41%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            5.12%       18.88%      8.77%
MSCI ITALY INDEX (Index returns
do not reflect deductions
for fees, expenses, or taxes)          6.06%       21.19%     10.36%

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Italy among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 150,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $3,202,500     150,000           $1,400              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $  33.82         $  30.48         $  25.77          $ 20.21         $ 16.67
                                   --------         --------         --------          -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              1.53             1.35             1.07             0.78            0.56
 Net realized and unrealized
  gain (loss)/b/                      (7.71)            2.66             4.15             5.42            3.59
                                   --------         --------         --------          -------         -------
Total from investment
  operations                          (6.18)            4.01             5.22             6.20            4.15
                                   --------         --------         --------          -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (2.60)           (0.67)           (0.51)           (0.64)          (0.61)
                                   --------         --------         --------          -------         -------
Total distributions                   (2.60)           (0.67)           (0.51)           (0.64)          (0.61)
                                   --------         --------         --------          -------         -------
NET ASSET VALUE, END OF YEAR       $  25.04         $  33.82         $  30.48          $ 25.77         $ 20.21
                                   ========         ========         ========          =======         =======
TOTAL RETURN                         (19.43)%          13.20%           20.61%           30.74%          25.09%
                                   ========         ========         ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $244,154         $172,495         $146,324          $42,526         $27,279
 Ratio of expenses to
  average net assets                   0.52%            0.52%            0.54%            0.57%           0.83%
 Ratio of expenses to
  average net assets
  exclusive of
 foreign taxes                       n/a               n/a              n/a              n/a              0.79%
 Ratio of net investment
  income to average net
  assets                               5.06%            4.02%            3.87%            3.18%           2.85%
 Portfolio turnover rate/c/              29%              16%              15%              18%              9%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.0% and Less than 3.5%              2                    0.45%
Greater than 2.5% and Less than 3.0%              1                    0.23
Greater than 2.0% and Less than 2.5%              4                    0.91
Greater than 1.5% and Less than 2.0%              4                    0.91
Greater than 1.0% and Less than 1.5%             27                    6.14
Greater than 0.5% and Less than 1.0%             48                   10.91
BETWEEN 0.5% AND -0.5%                          277                   62.95
Less than -0.5% and Greater than -1.0%           45                   10.23
Less than -1.0% and Greater than -1.5%           19                    4.32
Less than -1.5% and Greater than -2.0%            8                    1.82
Less than -2.0% and Greater than -2.5%            3                    0.68
Less than -2.5%                                   2                    0.45
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================== ========================== =======================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======= ======== ======
(19.43)%                     (20.82)%   (20.40)%   12.46%   12.13%   12.26%   5.30%    5.31%   4.99%

                                     CUMULATIVE TOTAL RETURNS
===================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
============================================== ========================== =========================
           NAV             MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
======================== ========== ========== ======== ======== ======== ======== ======== =======
(19.43)%                 (20.82)%   (20.40)%   79.92%   77.23%   78.30%   67.64%   67.81%   62.69%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                        1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWI-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) MSCI JAPAN INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Japan Index Fund (the "Fund").

CUSIP: 464286848
TRADING SYMBOL: EWJ
UNDERLYING INDEX: MSCI Japan Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 600,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Japan IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Tokyo Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were capital goods, automobiles and components and banks.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Japanese currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

LACK OF NATURAL RESOURCES RISK. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures and rising commodity prices. Japanese economic growth has been dependent on the U.S. and Chinese economies, with trade increasing with China in recent years:

ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Japanese economy.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. ECONOMIC RISK. The United States is a significant trading partner of Japan.

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Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Japanese economy.

SECURITY RISK. Japan's relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis.

STRUCTURAL RISKS. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the Fund:

POLITICAL RISK. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund's investments.

LARGE GOVERNMENT DEBT RISK. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.

CURRENCY RISK. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.

LABOR RISK. Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan's economic competitiveness.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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1998    3.53%
1999    57.89%
2000   -28.57%
2001   -29.90%
2002   -10.47%
2003    35.54%
2004    14.78%
2005    24.65%
2006    5.49%
2007   -4.30%

-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -22.45%.

The best calendar quarter return during the periods shown above was 26.25% in the 4th quarter of 1998; the worst was -18.75% in the 3rd quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)

                                      1 YEAR      5 YEARS     10 YEARS
                                   -----------  -----------  ---------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  -4.30%       14.38%      3.68%
  Return After Taxes on                -4.35%       14.35%      3.59%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            -2.51%       12.71%      3.21%
MSCI JAPAN INDEX (Index returns
do not reflect deductions
for fees, expenses, or taxes)          -4.23%       15.00%      4.48%

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Japan among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 600,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $6,192,000     600,000           $5,000              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED         YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005      AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  -------------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $   14.07      $     13.80      $     10.99       $     9.89          $   8.29
                                   ---------      -----------      -----------       ----------          ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/               0.14             0.10             0.06             0.06              0.03
 Net realized and unrealized
  gain (loss)/b/                       (2.39)            0.27             2.81             1.08              1.57
                                   ---------      -----------      -----------       ----------          ---------
Total from investment
  operations                           (2.25)            0.37             2.87             1.14              1.60
                                   ---------      -----------      -----------       ----------          ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.20)           (0.10)           (0.06)           (0.04)            (0.00)/c/
                                   ---------      -----------      -----------       ----------          ---------
Total distributions                    (0.20)           (0.10)           (0.06)           (0.04)            (0.00)/c/
                                   ---------      -----------      -----------       ----------          ---------
NET ASSET VALUE, END OF YEAR       $   11.62      $     14.07      $     13.80       $    10.99          $   9.89
                                   =========      ===========      ===========       ==========          =========
TOTAL RETURN                          (16.13)%           2.68%           26.10%           11.58%            19.32%
                                   =========      ===========      ===========       ==========          =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $7,499,536     $11,780,006      $13,724,590       $7,248,107          $5,863,332
 Ratio of expenses to
  average net assets                    0.52%            0.52%            0.54%            0.57%             0.64%/d/
 Ratio of net investment
  income to average net
  assets                                1.11%            0.68%            0.48%            0.59%             0.28%
 Portfolio turnover rate/e/                4%               3%               8%               6%                5%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Rounds to less than $0.01.
/d/Ratio of expenses to average net assets prior to voluntarily reimbursed distribution fees for the year ended August 31, 2004 was 0.78%. /e/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                     NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=========================================  ================  =========================
Greater than 3.0%                                  5                    1.14%
Greater than 2.5% and Less than 3.0%               4                    0.91
Greater than 2.0% and Less than 2.5%               7                    1.59
Greater than 1.5% and Less than 2.0%              13                    2.95
Greater than 1.0% and Less than 1.5%              27                    6.14
Greater than 0.5% and Less than 1.0%              64                   14.55
BETWEEN 0.5% AND -0.5%                           187                   42.50
Less than -0.5% and Greater than -1.0%            54                   12.27
Less than -1.0% and Greater than -1.5%            31                    7.05
Less than -1.5% and Greater than -2.0%            24                    5.45
Less than -2.0% and Greater than -2.5%            12                    2.73
Less than -2.5% and Greater than -3.0%             6                    1.36
Less than -3.0% and Greater than -3.5%             3                    0.68
Less than -3.5%                                    3                    0.68
                                                 ---                   -----
                                                 440                  100.00%
                                                 ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                   AVERAGE ANNUAL TOTAL RETURNS
===================================================================================================
                YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08 TEN YEARS ENDED 8/31/08
================================================== ======================== =======================
             NAV               MARKET      INDEX     NAV    MARKET   INDEX    NAV    MARKET   INDEX
============================ ========== ========== ======= ======== ======= ======= ======== ======
(16.13)%                     (17.49)%   (15.81)%   7.65%    7.19%   8.28%   4.08%    4.47%   4.78%

                                     CUMULATIVE TOTAL RETURNS
===================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
============================================== ========================== =========================
           NAV             MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
======================== ========== ========== ======== ======== ======== ======== ======== =======
(16.13)%                 (17.49)%   (15.81)%   44.57%   41.52%   48.84%   49.14%   54.79%   59.52%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWJ-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                   iSHARES(Reg. TM) MSCI MALAYSIA INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
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The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Malaysia Index Fund (the "Fund").

CUSIP: 464286830
TRADING SYMBOL: EWM
UNDERLYING INDEX: MSCI Malaysia Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 75,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Malaysia IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Malaysia Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were banks, food, beverage and tobacco and capital goods.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Malaysian currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Malaysia is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Malaysian economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

4
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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Malaysian economy is dependent on the economies of Southeast Asia and the United States as key trading partners. Reduction in spending by these countries on Malaysian products and services or negative changes in any of these economies may cause an adverse impact in the Malaysian economy:

ASIAN ECONOMIC RISK. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Malaysian economy.

U.S. ECONOMIC RISK. The United States is a significant trading and investment partner of Malaysia. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Malaysian economy.

RISK OF CAPITAL CONTROLS. Recent volatility in the exchange rate of the Malaysian currency and general economic deterioration led to the imposition and then reversal of stringent capital controls, a prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities:

POSSIBILITY OF LEVY ON REPATRIATION BY FUND. A levy was placed on profits repatriated by foreign entities such as the Fund and this disruption of the creation/redemption

6
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mechanism for the Fund adversely affected the trading market for shares of the Fund, resulting in trading prices that differed materially from their NAV on many days. There can be no assurance that a similar levy will not be reinstated by Malaysian authorities in the future, to the possible detriment of the Fund and its shareholders.

POTENTIAL FUTURE CONTROLS ON CAPITAL. Since Malaysian capital controls were imposed, the shares of the Fund have often traded at discounts or premiums to their NAV. Since the Company's decision to permit offers and redemptions of Creation Units of the Fund's shares for U.S. dollars, shares of the Fund have traded at prices that have generally been close to their NAV. However, there can be no assurance that this will continue to be the case. Malaysian capital controls have been changed in significant ways since they were adopted and without prior warning. There can be no assurance that Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders.

SECURITY RISK. Malaysia has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities and other defense concerns. These situations may cause uncertainty in the Malaysian market and may adversely affect the performance of the Malaysian economy.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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1998   -29.31%
1999    92.98%
2000   -15.85%
2001    4.56%
2002    0.66%
2003    25.07%
2004    14.38%
2005    1.57%
2006    36.20%
2007    45.49%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -32.43%.

The best calendar quarter return during the periods shown above was 122.01% in the 2nd quarter of 1999; the worst was -46.01% in the 2nd quarter of 1998.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                      1 YEAR      5 YEARS      10 YEARS
                                   -----------  -----------  -----------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  45.49%       23.55%       13.28%
  Return After Taxes on                43.85%       22.61%       12.57%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            29.51%       20.39%       11.46%
MSCI MALAYSIA INDEX (Index
returns do not reflect
deductions for fees, expenses,         46.07%       24.47%       14.95%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States does not have an appropriate comprehensive income tax treaty with Malaysia but does with other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 75,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

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Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
     $642,000      75,000           $5,000              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $ 10.97         $   7.75         $   7.19         $   6.54         $   5.99
                                    -------         --------         --------         --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              0.34             0.34             0.26             0.20             0.13
 Net realized and unrealized
  gain (loss)/b/                      (1.31)            3.08             0.59             0.61             0.52
                                    -------         --------         --------         --------         --------
Total from investment
  operations                          (0.97)            3.42             0.85             0.81             0.65
                                    -------         --------         --------         --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                (0.61)           (0.20)           (0.29)           (0.16)           (0.10)
                                    -------         --------         --------         --------         --------
Total distributions                   (0.61)           (0.20)           (0.29)           (0.16)           (0.10)
                                    -------         --------         --------         --------         --------
NET ASSET VALUE, END OF YEAR        $  9.39         $  10.97         $   7.75         $   7.19         $   6.54
                                    =======         ========         ========         ========         ========
TOTAL RETURN                          (9.86)%          44.64%           12.35%           12.39%           11.01%
                                    =======         ========         ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                            $473,091        $741,440         $374,334         $387,575         $224,218
 Ratio of expenses to
  average net assets                   0.52%            0.51%            0.54%            0.57%            0.79%
 Ratio of net investment
  income to average net
  assets                               2.84%            3.21%            3.46%            2.85%            1.97%
 Portfolio turnover rate/c/              92%              87%              60%              15%              39%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 16%, 3%, 9% and 9%, respectively.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

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PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 2.5%                                 9                    2.05%
Greater than 2.0% and Less than  2.5%             7                    1.59
Greater than 1.5% and Less than  2.0%            16                    3.64
Greater than 1.0% and Less than  1.5%            30                    6.82
Greater than 0.5% and Less than  1.0%            61                   13.86
BETWEEN 0.5% AND -0.5%                          170                   38.64
Less than -0.5% and Greater than -1.0%           63                   14.32
Less than -1.0% and Greater than -1.5%           35                    7.95
Less than -1.5% and Greater than -2.0%           11                    2.50
Less than -2.0% and Greater than -2.5%           20                    4.55
Less than -2.5% and Greater than -3.0%            6                    1.36
Less than -3.0% and Greater than -3.5%            4                    0.91
Less than -3.5% and Greater than -4.0%            2                    0.45
Less than -4.0% and Greater than -4.5%            4                    0.91
Less than -4.5%                                   2                    0.45
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                     AVERAGE ANNUAL TOTAL RETURNS
======================================================================================================
               YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
================================================= ========================== =========================
             NAV               MARKET     INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========== ========= ======== ======== ======== ======== ======== =======
  (9.86)%                    (12.35)%   (9.64)%   12.82%   12.35%   13.54%   19.33%   19.94%   20.79%

                                      CUMULATIVE TOTAL RETURNS
=====================================================================================================
             YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08    TEN YEARS ENDED 8/31/08
============================================= ========================== ============================
           NAV             MARKET     INDEX      NAV    MARKET    INDEX     NAV      MARKET    INDEX
======================== ========== ========= ======== ======== ======== ========= ========= ========
(9.86)%                  (12.35)%   (9.64)%   82.76%   79.03%   88.65%   485.52%   516.25%   561.21%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWM-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

           iSHARES(Reg. TM) MSCI MEXICO INVESTABLE MARKET INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Mexico Investable Market Index Fund* (the "Fund").

CUSIP: 464286822
TRADING SYMBOL: EWW
UNDERLYING INDEX: MSCI Mexico Investable Market Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

  * On June 25, 2008, the name of the Fund changed from the iShares MSCI Mexico Index Fund to the iShares MSCI Mexico Investable Market Index Fund to reflect a previous change in the Fund's Underlying Index from the MSCI Mexico Index to the MSCI Mexico Investable Market Index.

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................  10
  Management.......................  10
  Shareholder Information..........  12
  Distribution.....................  19
  Financial Highlights.............  20
  Index Provider...................  21
  Disclaimers......................  21
  Supplemental Information.........  23

"MSCI Mexico Investable Market IndexSM" and "MSCI Mexico IndexSM" are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Mexico Investable Market Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Mexican Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were telecommunication services, materials and food, beverage and tobacco.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

COMMODITY EXPOSURE RISK. The agricultural and mining sectors of Mexico's economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Mexican economy.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Mexican currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. Mexico has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur.

RELIANCE ON TRADING PARTNERS RISK. The Mexican economy is dependent on the economies of the Americas as key trading partners. Reduction in spending by these economies on Mexican products and services or negative changes in any of these economies may cause an adverse impact on the Mexican economy:

CENTRAL AND SOUTH AMERICAN ECONOMIC RISK. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region's exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

NORTH AMERICAN ECONOMIC RISK. The United States is Mexico's largest trade and investment partner and the Mexican economy is significantly affected by

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developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement ("NAFTA") in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Mexico has increased. To further this relationship, the three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which may further affect Mexico's dependency on the U.S. economy. Any downturn in U.S. or Canadian economic activity is likely to have an adverse impact on the Mexican economy.

SECURITY RISK. Mexico has historically experienced acts of terrorism, significant criminal activity and strained international relations related to border disputes, historical animosities, the drug trade and other defense concerns. These situations may cause uncertainty in the Mexican market and adversely affect the performance of the Mexican economy.

STRUCTURAL RISKS. Certain political and currency instability risks have contributed to a high level of price volatility in the Mexican equity and currency markets and could adversely affect investments in the Fund:

POLITICAL RISK. Mexico has been destabilized by local insurrections and social upheavals in certain regions, particularly the State of Chiapas. Recurrence of these conditions may adversely impact the Mexican economy. In addition, Mexico has had one political party dominating government until the elections of 2000. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability.

CURRENCY INSTABILITY RISK. Mexico has, in recent history, experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BGFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


1998   -35.00%
1999    76.12%
2000   -22.78%
2001    13.49%
2002   -13.13%
2003    36.24%
2004    48.29%
2005    45.61%
2006    44.02%
2007    12.25%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -17.21%.

The best calendar quarter return during the periods shown above was 35.92% in the 4th quarter of 1999; the worst was -24.30% in the 3rd quarter of 1998.

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                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                      1 YEAR      5 YEARS      10 YEARS
                                   -----------  -----------  -----------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  12.25%       36.60%       15.28%
  Return After Taxes on                11.93%       36.33%       14.73%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                             8.37%       33.10%       13.48%
MSCI MEXICO INVESTABLE MARKET
INDEX (Index returns do
not reflect deductions for fees,       12.37%       36.09%       16.34%
expenses, or taxes)(2)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
(2)As of December 1, 2007, the Board of Directors changed the Underlying Index of the Fund from the MSCI Mexico Index to the MSCI Mexico Investable Market Index following MSCI's combination of standard and small cap indexes to form new investable market indexes. The returns prior to that date reflect those of the former MSCI Mexico Index and not that of the current MSCI Mexico Investable Market Index.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

10
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Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

12
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Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Mexico among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to

16
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you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $4,613,000     100,000           $1,400              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $ 58.35        $    41.30        $  29.04         $  19.35         $  15.04
                                    -------        ----------        --------         --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              1.40              0.64            0.76             0.42             0.26
 Net realized and unrealized
  gain (loss)/b/                      (6.21)            16.87           11.98             9.55             4.26
                                    -------        ----------        --------         --------         --------
Total from investment
  operations                          (4.81)            17.51           12.74             9.97             4.52
                                    -------        ----------        --------         --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                (1.60)            (0.46)          (0.48)           (0.28)           (0.21)
                                    -------        ----------        --------         --------         --------
Total distributions                   (1.60)            (0.46)          (0.48)           (0.28)           (0.21)
                                    -------        ----------        --------         --------         --------
NET ASSET VALUE, END OF YEAR        $ 51.94        $    58.35        $  41.30         $  29.04         $  19.35
                                    =======        ==========        ========         ========         ========
TOTAL RETURN                          (8.44)%           42.58%          44.11%           51.77%           30.28%
                                    =======        ==========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                            $955,684       $1,382,810        $764,107         $255,557         $129,623
 Ratio of expenses to
  average net assets                   0.52%             0.51%           0.54%            0.57%            0.78%
 Ratio of net investment
  income to average net
  assets                               2.42%             1.19%           2.06%            1.70%            1.40%
 Portfolio turnover rate/c/              13%               14%             12%               9%              12%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.


20
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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

22
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Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 2.0%                                 1                    0.23%
Greater than 1.5% and Less than 2.0%              4                    0.91
Greater than 1.0% and Less than 1.5%              4                    0.91
Greater than 0.5% and Less than 1.0%             34                    7.73
BETWEEN 0.5% AND -0.5%                          325                   73.86
Less than -0.5% and Greater than -1.0%           59                   13.41
Less than -1.0% and Greater than -1.5%            8                    1.82
Less than -1.5% and Greater than -2.0%            2                    0.45
Less than -2.0%                                   3                    0.68
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

Effective December 1, 2007, to broaden its coverage of the market, the Fund changed its Underlying Index from the MSCI Mexico Index to the MSCI Mexico Investable Market Index. Effective June 25, 2008, the Fund changed its name from the iShares MSCI Mexico Index Fund to the iShares MSCI Mexico Investable Market Index Fund.

Index performance reflects the performance of the MSCI Mexico Index through November 30, 2007 and the MSCI Mexico Investable Market Index thereafter.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

24
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                       PERFORMANCE AS OF AUGUST 31, 2008

                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
               YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
================================================ ========================== =========================
             NAV               MARKET    INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========= ========= ======== ======== ======== ======== ======== =======
  (8.44)%                    (8.13)%   (9.10)%   30.05%   30.11%   29.35%   22.45%   22.73%   23.51%

                                       CUMULATIVE TOTAL RETURNS
=======================================================================================================
             YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08      TEN YEARS ENDED 8/31/08
============================================ ============================= ============================
           NAV             MARKET    INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========= ========= ========= ========= ========= ========= ========= ========
  (8.44)%                (8.13)%   (9.10)%   271.98%   272.85%   262.04%   657.73%   675.15%   725.84%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWW-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

        iSHARES(Reg. TM) MSCI NETHERLANDS INVESTABLE MARKET INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Netherlands Investable Market Index Fund* (the "Fund").

CUSIP: 464286814
TRADING SYMBOL: EWN
UNDERLYING INDEX: MSCI Netherlands Investable Market Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 50,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

  * On June 25, 2008, the name of the Fund changed from the iShares MSCI Netherlands Index Fund to the iShares MSCI Netherlands Investable Market Index Fund to reflect a previous change in the Fund's Underlying Index from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index.

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   6
  Performance Information..........   7
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Netherlands Investable Market IndexSM" and "MSCI Netherlands IndexSM" are servicemarks of MSCI Inc. and have been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Netherlands Investable Market Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Amsterdam Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were food, beverage and tobacco, diversified financials and capital goods.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Dutch currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. The Netherlands' geographic location near the center of Europe's transportation network makes it vulnerable to environmental events (such as pollution, oil spills, etc.) that may have an adverse impact on the Dutch economy. The Netherlands also faces a significant risk of major flooding which could adversely affect the country's economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

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RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Dutch economy is dependent heavily upon the economies of Europe as key trading partners. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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1998    24.09%
1999    4.54%
2000   -7.80%
2001   -23.96%
2002   -20.52%
2003    25.71%
2004    13.49%
2005    12.79%
2006    32.06%
2007    18.59%

-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -32.28%.

The best calendar quarter return during the periods shown above was 22.23% in the 2nd quarter of 2003; the worst was -30.27% in the 3rd quarter of 2002.

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)

                                      1 YEAR      5 YEARS     10 YEARS
                                   -----------  -----------  ---------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  18.59%       20.30%      6.18%
  Return After Taxes on                18.43%       20.02%      5.64%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            13.29%       18.07%      5.23%
MSCI NETHERLANDS INVESTABLE
MARKET INDEX (Index returns
do not reflect deductions for          20.59%       20.99%      7.27%
fees, expenses, or taxes)(2)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
(2)At a December 7, 2007, special shareholder meeting of the Fund, a proposal to change the Underlying Index of the Fund from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index was approved in response to MSCI's combinations of its standard and small cap indexes to form new investable market indexes. The transition to this index was implemented on February 1, 2008. The returns prior to that date reflect those of the former MSCI Netherlands Index and not the current MSCI Netherlands Investable Market Index.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with the Netherlands among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
     $989,500      50,000           $1,000              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $  29.75         $  24.17         $  19.10          $ 15.70         $ 14.31
                                   --------         --------         --------          -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              1.10             0.98             0.60             0.57            0.39
 Net realized and unrealized
  gain (loss)/b/                      (4.68)            5.05             4.95             3.09            1.37
                                   --------         --------         --------          -------         -------
Total from investment
  operations                          (3.58)            6.03             5.55             3.66            1.76
                                   --------         --------         --------          -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (1.79)           (0.45)           (0.48)           (0.26)          (0.37)
                                   --------         --------         --------          -------         -------
Total distributions                   (1.79)           (0.45)           (0.48)           (0.26)          (0.37)
                                   --------         --------         --------          -------         -------
NET ASSET VALUE, END OF YEAR       $  24.38         $  29.75         $  24.17          $ 19.10         $ 15.70
                                   ========         ========         ========          =======         =======
TOTAL RETURN                         (12.67)%          25.22%           29.53%           23.40%          12.28%
                                   ========         ========         ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $209,653         $251,354         $109,991          $63,974         $28,265
 Ratio of expenses to
  average net assets                   0.52%            0.51%            0.54%            0.57%           0.78%
 Ratio of net investment
  income to average net
  assets                               3.86%            3.50%            2.78%            3.13%           2.45%
 Portfolio turnover rate/c/              26%               8%              17%               6%              9%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.0%                                 1                    0.23%
Greater than 2.5% and Less than 3.0%              3                    0.68
Greater than 2.0% and Less than 2.5%              2                    0.45
Greater than 1.5% and Less than 2.0%              5                    1.14
Greater than 1.0% and Less than 1.5%             20                    4.55
Greater than 0.5% and Less than 1.0%             51                   11.59
BETWEEN 0.5% AND -0.5%                          268                   60.91
Less than -0.5% and Greater than -1.0%           54                   12.27
Less than -1.0% and Greater than -1.5%           26                    5.91
Less than -1.5% and Greater than -2.0%            7                    1.59
Less than -2.0%                                   3                    0.68
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

Effective February 1, 2008, to broaden its coverage of the market, the Fund changed its Underlying Index from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index. Effective June 25, 2008, the Fund changed its name from the iShares MSCI Netherlands Index Fund to the iShares MSCI Netherlands Investable Market Index Fund.

Index performance reflects the performance of the MSCI Netherlands Index through January 31, 2008 and the MSCI Netherlands Investable Market Index thereafter.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008

                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================== ========================== =======================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======= ======== ======
(12.67)%                     (13.16)%   (11.54)%   14.44%   14.31%   14.83%   3.16%    3.31%   4.49%

                                     CUMULATIVE TOTAL RETURNS
===================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
============================================== ========================== =========================
           NAV             MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
======================== ========== ========== ======== ======== ======== ======== ======== =======
(12.67)%                 (13.16)%   (11.54)%   96.28%   95.15%   99.62%   36.50%   38.47%   55.17%

24
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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWN-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

               iSHARES(Reg. TM) MSCI PACIFIC ex-JAPAN INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Pacific ex-Japan Index Fund (the "Fund").

CUSIP: 464286665
TRADING SYMBOL: EPP
UNDERLYING INDEX: MSCI Pacific ex-Japan Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 300,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   8
  Performance Information..........   9
  Fees and Expenses................  10
  Management.......................  10
  Shareholder Information..........  11
  Distribution.....................  19
  Financial Highlights.............  20
  Index Provider...................  21
  Disclaimers......................  21
  Supplemental Information.........  23

"MSCI Pacific ex-Japan IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Pacific ex-Japan Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks from the following four countries:
Australia, Hong Kong, New Zealand and Singapore. As of September 30, 2008, the Underlying Index's three largest industries were banks, materials and real estate.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

COMMODITY EXPOSURE RISK. The agricultural and mining sectors of Australia's and New Zealand's economies account for the majority of their exports. Both countries are susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any negative changes in these sectors could have an adverse impact on these economies.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the local currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as droughts, earthquakes, volcanoes or tsunamis and are economically sensitive to environmental events. Any such event could result in a significant adverse impact on the economies of these countries and investments made in these countries.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

LACK OF NATURAL RESOURCES RISK. Hong Kong and Singapore are small island states with few raw material resources and limited land area and each is reliant on imports for their commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on these economies. Given its size and position, Singapore is also sensitive to the socio-political and economic developments of its neighbors, Indonesia and Malaysia, relying on both as markets for Singapore's service industry and on Malaysia for its raw water supply.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A

PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Pacific ex-Japan economies are dependent on the economies of Asia, Australasia, Europe and the United States as key trading partners. Reduction in spending by these economies on Pacific ex-Japan products and services or negative changes in any of these economies may adversely affect the Fund:

ASIAN ECONOMIC RISK. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the Pacific region ex-Japan.

AUSTRALASIA ECONOMIC RISK. The economies of Australasia, which include Australia and

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New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services or negative changes in any of these economies may have an adverse impact on the Australasian economies.

EUROPEAN ECONOMIC RISK. The European Union ("EU") is a significant trading partner of the Pacific ex-Japan countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

INTERDEPENDENCE RISK. Many of the Pacific region economies are intertwined and it is not uncommon for many of the countries to be in recession at the same time. The region's four economies are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the securities markets of Asian countries may affect the Fund's investments.

oHong Kong's economy is dependent on trade and its relationship with China, along with the economies of Asia and the United States.

oAs a small, open economy, Singapore is particularly vulnerable to external economic influences. While Singapore has been a leading manufacturer of electronic goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore's economy.

oAustralia and New Zealand rely on trade with each other and the U.S. and other Asian economies.

U.S. ECONOMIC RISK. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain countries in the Pacific ex-Japan region and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the economies of these nations.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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2002   -5.73%
2003    45.72%
2004    28.68%
2005    14.02%
2006    32.06%
2007    30.66%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -33.48%.

The best calendar quarter return during the periods shown above was 16.62% in the 4th quarter of 2006; the worst was -11.75% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                                              SINCE FUND
                                      1 YEAR      5 YEARS     INCEPTION
                                   -----------  -----------  -----------
(INCEPTION DATE: 10/25/2001)
  Return Before Taxes                  30.66%       29.84%       24.14%
  Return After Taxes on                29.08%       28.73%       23.12%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            20.42%       26.21%       21.16%
MSCI PACIFIC EX-JAPAN INDEX
(Index returns do not reflect
deductions for fees, expenses,         30.73%       29.76%       24.08%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.50%            None             None           0.50%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $51       $160       $280       $628

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund equal to the Fund's average daily net assets at an annual rate of 0.50%.

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BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the
bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

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DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has appropriate comprehensive income tax treaties with each of Australia and New Zealand among other countries, but does not with Hong Kong or Singapore.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

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THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 300,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $10,311,000      300,000           $6,000              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                    YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                 AUG. 31, 2008/A/    AUG. 31, 2007/A/    AUG. 31, 2006/A/    AUG. 31, 2005/A/    AUG. 31, 2004/A/
                                ------------------  ------------------  ------------------  ------------------  -----------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $   48.31           $    37.34          $    32.52          $    25.24          $  20.68
                                    ---------           ----------          ----------          ----------          --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                1.64                 1.52                1.28                1.23              0.89
 Net realized and unrealized
  gain (loss)/c/                        (6.01)               11.18                4.77                7.05              4.17
                                    ---------           ----------          ----------          ----------          --------
Total from investment
  operations                            (4.37)               12.70                6.05                8.28              5.06
                                    ---------           ----------          ----------          ----------          --------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (2.51)               (1.73)              (1.23)              (1.00)            (0.50)
 Net realized gain                      (0.06)                   -                   -                   -                 -
                                    ---------           ----------          ----------          ----------          --------
Total distributions                     (2.57)               (1.73)              (1.23)              (1.00)            (0.50)
                                    ---------           ----------          ----------          ----------          --------
NET ASSET VALUE, END OF YEAR        $   41.37           $    48.31          $    37.34          $    32.52          $  25.24
                                    =========           ==========          ==========          ==========          ========
TOTAL RETURN                            (9.87)%              34.86%              19.17%              33.27%            24.74%
                                    =========           ==========          ==========          ==========          ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                            $3,263,971          $3,536,295          $2,094,931          $1,522,107          $651,250
 Ratio of expenses to
  average net assets                     0.50%                0.50%               0.50%               0.50%             0.50%
 Ratio of net investment
  income to average net
  assets                                 3.35%                3.43%               3.67%               4.09%             3.68%
 Portfolio turnover rate/d/                14%                  11%                  8%                 16%                8%

-----------
/a/Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
/b/Based on average shares outstanding throughout each period.
/c/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /d/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                      NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
==========================================  ================  =========================
Greater than 4.5%                                    2                    0.45%
Greater than 4.0% and Less than 4.5%                 2                    0.45
Greater than 3.5% and Less than 4.0%                 3                    0.68
Greater than 3.0% and Less than 3.5%                 2                    0.45
Greater than 2.5% and Less than 3.0%                 2                    0.45
Greater than 2.0% and Less than 2.5%                11                    2.50
Greater than 1.5% and Less than 2.0%                17                    3.86
Greater than 1.0% and Less than 1.5%                41                    9.32
Greater than 0.5% and Less than 1.0%                78                   17.75
BETWEEN 0.5% AND -0.5%                             157                   35.69
Less than -0.5% and Greater than -1.0%              39                    8.86
Less than -1.0% and Greater than -1.5%              37                    8.41
Less than -1.5% and Greater than -2.0%              18                    4.09
Less than -2.0% and Greater than -2.5%               9                    2.05
Less than -2.5% and Greater than -3.0%              10                    2.27
Less than -3.0% and Greater than -3.5%               7                    1.59
Less than -3.5% and Greater than -4.0%               2                    0.45
Less than -4.0% and Greater than -4.5%               2                    0.45
Less than -4.5%                                      1                    0.23
                                                   ---                   -----
                                                   440                  100.00%
                                                   ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008

                                     AVERAGE ANNUAL TOTAL RETURNS
=======================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08    INCEPTION TO 8/31/08*
================================================== ========================== =========================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======== ======== =======
(9.87)%                      (11.35)%   (10.28)%   19.21%   18.67%   18.98%   17.68%   17.53%   17.56%

                                        CUMULATIVE TOTAL RETURNS
=========================================================================================================
              YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08       INCEPTION TO 8/31/08*
============================================== ============================= ============================
           NAV             MARKET      INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========== ========== ========= ========= ========= ========= ========= ========
(9.87)%                  (11.35)%   (10.28)%   140.73%   135.34%   138.40%   205.15%   202.46%   202.87%

-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (10/25/01). The first day of secondary market trading in shares of the Fund was 10/26/01.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EPP-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                  iSHARES(Reg. TM) MSCI SINGAPORE INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Singapore Index Fund (the "Fund").

CUSIP: 464286673
TRADING SYMBOL: EWS
UNDERLYING INDEX: MSCI Singapore Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Singapore IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Singapore Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Singapore Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were banks, capital goods and telecommunications services.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Singaporean currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Singapore is located in a part of the world that has historically been prone to natural disasters such as tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Singaporean economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

LACK OF NATURAL RESOURCES RISK. Singapore is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Singaporean economy. Given its size and position, Singapore is also sensitive to the socio-political and economic developments of its neighbors, Indonesia and Malaysia, relying on both as markets for Singapore's service industry and on Malaysia for its raw water supply.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or

4
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industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Singaporean economy is dependent on the economies of the U.S. and Asia, most significantly those of Indonesia, Malaysia and China, as key trading partners. Reduction in spending by these economies on Singaporean products and services or negative changes in any of these economies may cause an adverse impact on the Singaporean economy:

ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Singaporean economy.

U.S. ECONOMIC RISK. The United States is a significant trade and investment partner of Singapore. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Singaporean economy.

STRUCTURAL RISK

LABOR RISK. Rising labor costs and increasing environmental consciousness have led

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some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Singaporean economy.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

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1998   -5.44%
1999    55.35%
2000   -25.06%
2001   -23.22%
2002   -12.04%
2003    39.70%
2004    22.62%
2005    15.57%
2006    46.06%
2007    27.79%

-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -28.67%.

The best calendar quarter return during the periods shown above was 55.99% in the 4th quarter of 1998; the worst was -36.28% in the 2nd quarter of 1998.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)

                                      1 YEAR      5 YEARS     10 YEARS
                                   -----------  -----------  ---------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  27.79%       29.87%     10.63%
  Return After Taxes on                26.11%       28.62%      9.71%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            18.00%       26.02%      8.84%
MSCI SINGAPORE INDEX (Index
returns do not reflect
deductions for fees, expenses,         28.35%       29.37%     10.65%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service ("IRS") guidance, the United States does not have an appropriate comprehensive income tax treaty with Singapore but does with other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

16
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Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
     $974,000     100,000           $2,000              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $   13.28       $     9.11        $   7.77         $   6.52         $   5.38
                                   ---------       ----------        --------         --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/               0.47             0.47            0.40             0.38             0.22
 Net realized and unrealized
  gain (loss)/b/                       (1.67)            4.01            1.23             1.15             1.04
                                   ---------       ----------        --------         --------         --------
Total from investment
  operations                           (1.20)            4.48            1.63             1.53             1.26
                                   ---------       ----------        --------         --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.64)           (0.31)          (0.29)           (0.28)           (0.12)
                                   ---------       ----------        --------         --------         --------
Total distributions                    (0.64)           (0.31)          (0.29)           (0.28)           (0.12)
                                   ---------       ----------        --------         --------         --------
NET ASSET VALUE, END OF YEAR       $   11.44       $    13.28        $   9.11         $   7.77         $   6.52
                                   =========       ==========        ========         ========         ========
TOTAL RETURN                           (9.55)%          49.92%          21.61%           24.06%           23.47%
                                   =========       ==========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $1,476,968      $1,669,210        $574,620         $341,137         $170,047
 Ratio of expenses to
  average net assets                    0.52%            0.51%           0.54%            0.57%            0.79%
 Ratio of net investment
  income to average net
  assets                                3.56%            3.80%           4.74%            5.19%            3.50%
 Portfolio turnover rate/c/               16%               8%              6%               8%               9%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

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PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================   ================  =========================
Greater than 3.0%                                  6                    1.36%
Greater than 2.5% and Less than 3.0%               3                    0.68
Greater than 2.0% and Less than 2.5%              11                    2.50
Greater than 1.5% and Less than 2.0%              15                    3.41
Greater than 1.0% and Less than 1.5%              44                   10.00
Greater than 0.5% and Less than 1.0%              74                   16.82
BETWEEN 0.5% AND -0.5%                           158                   35.91
Less than -0.5% and Greater than -1.0%            46                   10.45
Less than -1.0% and Greater than -1.5%            27                    6.14
Less than -1.5% and Greater than -2.0%            21                    4.77
Less than -2.0% and Greater than -2.5%            16                    3.64
Less than -2.5% and Greater than -3.0%             8                    1.82
Less than -3.0% and Greater than -3.5%             5                    1.14
Less than -3.5% and Greater than -4.0%             2                    0.45
Less than -4.0% and Greater than -4.5%             2                    0.45
Less than -4.5% and Greater than -5.0%             1                    0.23
Less than -5.0% and Greater than -5.5%             1                    0.23
                                                 ---                   -----
                                                 440                  100.00%
                                                 ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                     AVERAGE ANNUAL TOTAL RETURNS
======================================================================================================
               YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
================================================= ========================== =========================
             NAV               MARKET     INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========== ========= ======== ======== ======== ======== ======== =======
  (9.55)%                    (10.93)%   (9.38)%   20.36%   19.83%   20.22%   16.34%   16.77%   15.54%

                                        CUMULATIVE TOTAL RETURNS
========================================================================================================
             YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08      TEN YEARS ENDED 8/31/08
============================================= ============================= ============================
           NAV             MARKET     INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========== ========= ========= ========= ========= ========= ========= ========
(9.55)%                  (10.93)%   (9.38)%   152.57%   147.06%   151.10%   354.40%   371.36%   323.94%

24
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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWS-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                 iSHARES(Reg. TM) MSCI SOUTH AFRICA INDEX FUND
                                JANUARY 1, 2009
                               (January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI South Africa Index Fund (the "Fund").

CUSIP: 464286780
TRADING SYMBOL: EZA
UNDERLYING INDEX: MSCI South Africa Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   8
  Performance Information..........   9
  Fees and Expenses................  10
  Management.......................  10
  Shareholder Information..........  12
  Distribution.....................  19
  Financial Highlights.............  20
  Index Provider...................  21
  Disclaimers......................  21
  Supplemental Information.........  23

"MSCI South Africa IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Africa Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Johannesburg Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were materials, telecommunication services and energy.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

COMMODITY EXPOSURE RISK. The agricultural and mining sectors of South Africa's economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the South African economy.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the South African currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets, such as the South African market, are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or

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industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

PRIVATIZATION RISK. South Africa has begun a process of privatization of certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized company to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur.

RELIANCE ON TRADING PARTNERS RISK. The South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States as key trading partners. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy:

ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the South African economy.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates,

6
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debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. ECONOMIC RISK. The United States is a significant trading partner of South Africa. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the South African economy.

SECURITY RISK. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other defense concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.

STRUCTURAL RISKS. Various domestic and geopolitical factors have affected South Africa's economic performance. Any of these factors, individually or in the aggregate, could adversely affect investments in the Fund:

POLITICAL AND SOCIAL RISK. South Africa's two-tiered economy, with one rivaling other developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income. This may cause civil and social unrest, which could adversely impact the South African economy. Ethnic and civil conflict could result in the abandonment of many of South Africa's free market reforms. In addition, there is a serious health crisis due to high rates of human immunodeficiency virus
(HIV).

ECONOMIC RISK. While South Africa is a developing country with a strong supply of natural resources, unemployment and income disparity continue to cause economic concerns. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. In addition, South Africa's inadequate currency reserves have left its currency vulnerable at times to devaluation.

HEAVY GOVERNMENT CONTROL AND REGULATION. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. Heavy regulation of labor and product markets is pervasive and may stifle South African economic growth or cause prolonged periods of recession.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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2004    43.64%
2005    26.50%
2006    19.51%
2007    17.28%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -26.01%.

The best calendar quarter return during the periods shown above was 28.11% in the 4th quarter of 2006; the worst was -15.07% in the 2nd quarter of 2006.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                                 SINCE FUND
                                      1 YEAR     INCEPTION
                                   -----------  -----------
(INCEPTION DATE: 02/03/2003)
  Return Before Taxes                  17.28%       31.02%
  Return After Taxes on                16.92%       30.61%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            11.68%       27.81%
MSCI SOUTH AFRICA INDEX (Index
returns do not reflect
deductions for fees, expenses,         18.14%       32.47%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.63%            None             None           0.63%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $64       $202       $351       $786

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund,

10
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iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.63%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and

12
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conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

14
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GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with South Africa among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

16
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If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $4,748,000     100,000           $1,200              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                    YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                 AUG. 31, 2008/A/    AUG. 31, 2007/A/    AUG. 31, 2006/A/    AUG. 31, 2005/A/    AUG. 31, 2004/A/
                                ------------------  ------------------  ------------------  ------------------  -----------------
NET ASSET VALUE, BEGINNING
  OF YEAR                            $ 62.26             $  48.84            $  41.50            $  29.96            $ 23.41
                                     -------             --------            --------            --------            -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               2.28                 1.50                1.44                0.96               0.62
 Net realized and unrealized
  gain (loss)/c/                       (6.02)               13.18                6.89               11.18               6.61
                                     -------             --------            --------            --------            -------
Total from investment
  operations                           (3.74)               14.68                8.33               12.14               7.23
                                     -------             --------            --------            --------            -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (2.72)               (1.26)              (0.99)              (0.60)             (0.68)
                                     -------             --------            --------            --------            -------
Total distributions                    (2.72)               (1.26)              (0.99)              (0.60)             (0.68)
                                     -------             --------            --------            --------            -------
NET ASSET VALUE, END OF YEAR         $ 55.80             $  62.26            $  48.84            $  41.50            $ 29.96
                                     =======             ========            ========            ========            =======
TOTAL RETURN                           (6.18)%              30.34%              20.06%              40.62%             31.30%
                                     =======             ========            ========            ========            =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                             $429,655            $466,940            $297,898            $153,530            $92,882
 Ratio of expenses to
  average net assets                    0.63%                0.68%               0.70%               0.74%              0.95%
 Ratio of net investment
  income to average net
  assets                                3.61%                2.58%               2.79%               2.62%              2.23%
 Portfolio turnover rate/d/               21%                   8%                  7%                 32%                13%

-----------
/a/Per share amounts were adjusted to reflect a two-for-one stock split effective July 24, 2008.
/b/Based on average shares outstanding throughout each period.
/c/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /d/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.


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Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 4.0%                                 1                    0.23%
Greater than 3.5% and Less than 4.0%              2                    0.45
Greater than 3.0% and Less than 3.5%              4                    0.91
Greater than 2.5% and Less than 3.0%              2                    0.45
Greater than 2.0% and Less than 2.5%             15                    3.41
Greater than 1.5% and Less than 2.0%             25                    5.68
Greater than 1.0% and Less than 1.5%             41                    9.32
Greater than 0.5% and Less than 1.0%             64                   14.55
BETWEEN 0.5% AND -0.5%                          158                   35.91
Less than -0.5% and Greater than -1.0%           47                   10.69
Less than -1.0% and Greater than -1.5%           23                    5.23
Less than -1.5% and Greater than -2.0%           26                    5.91
Less than -2.0% and Greater than -2.5%           12                    2.73
Less than -2.5% and Greater than -3.0%            6                    1.36
Less than -3.0% and Greater than -3.5%            8                    1.82
Less than -3.5% and Greater than -4.0%            2                    0.45
Less than -4.0% and greater than -4.5%            2                    0.45
Less than -4.5%                                   2                    0.45
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
               YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08    INCEPTION TO 8/31/08*
================================================ ========================== =========================
             NAV               MARKET    INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========= ========= ======== ======== ======== ======== ======== =======
  (6.18)%                    (7.84)%   (5.74)%   22.06%   21.87%   23.00%   23.72%   23.42%   25.01%

                                       CUMULATIVE TOTAL RETURNS
=======================================================================================================
             YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08       INCEPTION TO 8/31/08*
============================================ ============================= ============================
           NAV             MARKET    INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========= ========= ========= ========= ========= ========= ========= ========
  (6.18)%                (7.84)%   (5.74)%   170.92%   168.79%   181.58%   227.60%   223.23%   246.78%

-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (2/3/03). The first day of secondary market trading in shares of the Fund was 2/7/03.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EZA-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                 iSHARES(Reg. TM) MSCI SOUTH KOREA INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI South Korea Index Fund (the "Fund").

CUSIP: 464286772
TRADING SYMBOL: EWY
UNDERLYING INDEX: MSCI Korea Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 50,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Korea IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Korea Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Stock Market Division of the Korea Exchange. As of September 30, 2008, the Underlying Index's three largest industries were semiconductors and semiconductor equipment, capital goods and banks.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the South Korean currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the South Korean economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy:

ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the South Korean economy.

U.S. ECONOMIC RISK. The United States is a large trade partner of and investor in South Korea. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the South Korean economy.

SECURITY RISK. North and South Korea each have substantial military capabilities, and historical tensions between the two present the ongoing risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and its securities markets.

STRUCTURAL RISKS. South Korea may be subject to economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the

6
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Fund:

ECONOMIC RISK. Among these structural concerns are the country's underdeveloped financial markets and a general lack of regulatory transparency. The restructuring of the South Korean economy and the need to create a more liberalized economy with a mechanism for bankrupt firms to exit the market, remain important unfinished economic reform tasks. These factors may adversely affect the South Korean economy and cause a diversion of corporate investment to China and other lower wage countries.

LABOR RISK. South Korea's economic growth potential is susceptible to problems from large scale emigration, rigid labor regulations and ongoing labor relations issues. In addition, the average age of South Korea's workforce is rapidly increasing.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2001    46.74%
2002    6.05%
2003    33.74%
2004    18.22%
2005    55.00%
2006    11.10%
2007    32.08%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -39.23%.

The best calendar quarter return during the periods shown above was 58.55% in the 4th quarter of 2001; the worst was -21.37% in the 3rd quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                                               SINCE FUND
                                       1 YEAR      5 YEARS     INCEPTION
                                    -----------  -----------  -----------
(INCEPTION DATE: 05/09/2000)
  Return Before Taxes                   32.08%       29.17%       16.92%
  Return After Taxes on                 32.14%       29.20%       16.94%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                             21.18%       26.36%       15.32%
MSCI KOREA INDEX (Index returns
do not reflect deductions
for fees, expenses, or taxes)           31.85%       30.89%       17.56%

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.63%            None             None           0.63%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. During the most recently completed fiscal year the Fund incurred nominal foreign tax expenses in an amount that rounds to 0.00%. The dollar amount of such expenses are shown in the Fund's Financial Highlights; actual tax expenses for the current fiscal year may be higher or lower than those incurred in the prior year.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $64       $202       $351       $786

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.63%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

10
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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
[GRAPHIC APPEARS HERE]
than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with South Korea among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

16
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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $1,945,000      50,000           $4,000              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $   63.60       $    46.00       $    34.75        $  24.17         $  23.06
                                   ---------       ----------       ----------        --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/               0.80             0.51             0.31            0.46             0.22
 Net realized and unrealized
  gain (loss)/b/                      (19.87)           17.42            11.20           10.22             1.13
                                   ---------       ----------       ----------        --------         --------
Total from investment
  operations                          (19.07)           17.93            11.51           10.68             1.35
                                   ---------       ----------       ----------        --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.98)           (0.33)           (0.26)          (0.10)           (0.24)
                                   ---------       ----------       ----------        --------         --------
Total distributions                    (0.98)           (0.33)           (0.26)          (0.10)           (0.24)
                                   ---------       ----------       ----------        --------         --------
NET ASSET VALUE, END OF YEAR       $   43.55       $    63.60       $    46.00        $  34.75         $  24.17
                                   =========       ==========       ==========        ========         ========
TOTAL RETURN                          (30.35)%          39.18%           33.16%          44.29%            5.83%
                                   =========       ==========       ==========        ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $1,985,763      $2,429,453       $1,621,334        $698,455         $315,464
 Ratio of expenses to
  average net assets                    0.63%            0.68%            0.70%           0.74%            0.94%
 Ratio of expenses to
  average net assets
  exclusive of foreign taxes            0.63%            0.68%            0.70%           0.74%            0.94%
 Ratio of net investment
  income to average net
  assets                                1.35%            0.96%            0.71%           1.49%            0.87%
 Portfolio turnover rate/c/               42%              20%              47%             30%              29%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 15%, 6%, 14% and 9%, respectively.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

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PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.5%                                 6                    1.36%
Greater than 3.0% and Less than 3.5%              3                    0.68
Greater than 2.5% and Less than 3.0%              6                    1.36
Greater than 2.0% and Less than 2.5%             17                    3.86
Greater than 1.5% and Less than 2.0%             19                    4.32
Greater than 1.0% and Less than 1.5%             41                    9.32
Greater than 0.5% and Less than 1.0%             66                   15.00
BETWEEN 0.5% AND -0.5%                          132                   30.00
Less than -0.5% and Greater than -1.0%           51                   11.59
Less than -1.0% and Greater than -1.5%           37                    8.41
Less than -1.5% and Greater than -2.0%           20                    4.55
Less than -2.0% and Greater than -2.5%           11                    2.50
Less than -2.5% and Greater than -3.0%           12                    2.73
Less than -3.0% and Greater than -3.5%            6                    1.36
Less than -3.5% and Greater than -4.0%            5                    1.14
Less than -4.0% and Greater than -4.5%            1                    0.23
Less than -4.5% and Greater than -5.0%            1                    0.23
Less than -5.0% and Greater than -5.5%            2                    0.45
Less than -5.5% and Greater than -6.0%            1                    0.23
Less than -6.0%                                   3                    0.68
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

24
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                       PERFORMANCE AS OF AUGUST 31, 2008

                                     AVERAGE ANNUAL TOTAL RETURNS
=======================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08    INCEPTION TO 8/31/08*
================================================== ========================== =========================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======== ======== =======
(30.35)%                     (31.46)%   (30.22)%   14.54%   14.23%   15.68%   10.24%   10.15%   10.81%

                                       CUMULATIVE TOTAL RETURNS
=======================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08      INCEPTION TO 8/31/08*
============================================== =========================== ============================
           NAV             MARKET      INDEX      NAV    MARKET    INDEX      NAV      MARKET    INDEX
======================== ========== ========== ======== ======== ========= ========= ========= ========
(30.35)%                 (31.46)%   (30.22)%   97.11%   94.46%   107.18%   124.95%   123.35%   134.66%

-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (5/9/00). The first day of secondary market trading in shares of the Fund was 5/12/00.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWY-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) MSCI SPAIN INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Spain Index Fund (the "Fund").

CUSIP: 464286764
TRADING SYMBOL: EWP
UNDERLYING INDEX: MSCI Spain Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 75,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Spain IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Spain Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Madrid Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were banks, telecommunication services and utilities.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
[GRAPHIC APPEARS HERE]
all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Spanish currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Spain is located in a part of the world that has historically been prone to natural disasters such as droughts and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Spanish economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

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RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Spanish economy is dependent on the economies of Europe as key trading partners. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

SECURITY RISK. Spain has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, separatist tensions and other defense concerns. These situations may cause uncertainty in the Spanish market and may adversely affect the performance of the Spanish economy.

STRUCTURAL RISKS. Spain is subject to labor, political and economic risks, any of which could adversely affect investments in the Fund:

POLITICAL AND SOCIAL RISK. Certain regions and sectors of Spain have experienced periods of high unemployment and labor and social unrest. Continuing nationalist and terrorist group activities may adversely impact the Spanish economy.

HEAVY GOVERNMENTAL CONTROLS AND REGULATION. The Spanish government continues to control a large share of Spanish economic activity. Extensive regulation of labor and product markets is pervasive and may stifle Spanish economic growth or cause prolonged periods of recession.

LABOR AND ECONOMIC RISK. Spain's export strength has eroded due to its relatively high labor costs. In addition, Spain continues to face high levels of unemployment, inflation and low productivity compared to other European countries.

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TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BGFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


1998    51.30%
1999   -2.12%
2000   -13.62%
2001   -10.21%
2002   -13.67%
2003    56.78%
2004    29.45%
2005    4.45%
2006    49.53%
2007    22.30%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -27.46%.

The best calendar quarter return during the periods shown above was 38.58% in the 1st quarter of 1998; the worst was -21.78% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                       1 YEAR      5 YEARS      10 YEARS
                                    -----------  -----------  -----------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                   22.30%       31.13%       14.41%
  Return After Taxes on                 22.35%       30.92%       14.04%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                             15.30%       28.06%       12.87%
MSCI SPAIN INDEX (Index returns
do not reflect deductions
for fees, expenses, or taxes)           23.95%       31.61%       14.59%

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Spain among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 75,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

16
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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $3,423,750      75,000           $1,500              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $ 58.06         $  44.81         $  35.70          $ 27.55         $ 22.39
                                    -------         --------         --------          -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              1.98             1.30             1.07             0.79            0.44
 Net realized and unrealized
  gain (loss)/b/                      (7.33)           12.33             8.78             7.97            4.99
                                    -------         --------         --------          -------         -------
Total from investment
  operations                          (5.35)           13.63             9.85             8.76            5.43
                                    -------         --------         --------          -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (2.30)           (0.38)           (0.74)           (0.61)          (0.27)
                                    -------         --------         --------          -------         -------
Total distributions                   (2.30)           (0.38)           (0.74)           (0.61)          (0.27)
                                    -------         --------         --------          -------         -------
NET ASSET VALUE, END OF YEAR        $ 50.41         $  58.06         $  44.81          $ 35.70         $ 27.55
                                    =======         ========         ========          =======         =======
TOTAL RETURN                          (9.76)%          30.47%           28.09%           31.85%          24.28%
                                    =======         ========         ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                            $321,349        $522,556         $178,130          $66,945         $45,456
 Ratio of expenses to
  average net assets                   0.52%            0.51%            0.54%            0.57%           0.80%
 Ratio of net investment
  income to average net
  assets                               3.28%            2.36%            2.67%            2.33%           1.64%
 Portfolio turnover rate/c/              22%              12%               6%               8%              6%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.0%                                 2                    0.45%
Greater than 2.5% and Less than 3.0%              1                    0.23
Greater than 2.0% and Less than 2.5%              2                    0.45
Greater than 1.5% and Less than 2.0%              5                    1.14
Greater than 1.0% and Less than 1.5%             23                    5.23
Greater than 0.5% and Less than 1.0%             45                   10.23
BETWEEN 0.5% AND -0.5%                          267                   60.68
Less than -0.5% and Greater than -1.0%           59                   13.41
Less than -1.0% and Greater than -1.5%           26                    5.91
Less than -1.5% and Greater than -2.0%            7                    1.59
Less than -2.0% and Greater than -2.5%            1                    0.23
Less than -2.5%                                   2                    0.45
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
               YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================= ========================== ========================
             NAV               MARKET     INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========= ======== ======== ======== ======= ======== =======
  (9.76)%                    (10.50)%   (9.43)%   19.83%   19.61%   20.06%   9.97%   10.30%   10.04%

                                        CUMULATIVE TOTAL RETURNS
========================================================================================================
             YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08      TEN YEARS ENDED 8/31/08
============================================= ============================= ============================
           NAV             MARKET     INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========== ========= ========= ========= ========= ========= ========= ========
(9.76)%                  (10.50)%   (9.43)%   147.10%   144.86%   149.47%   158.73%   166.48%   160.28%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                        1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWP-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) MSCI SWEDEN INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Sweden Index Fund (the "Fund").

CUSIP: 464286756
TRADING SYMBOL: EWD
UNDERLYING INDEX: MSCI Sweden Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 75,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Sweden IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Sweden Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Stockholm Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were capital goods, banks and technology, hardware and equipment.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

2
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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

COMMODITY EXPOSURE RISK. The Swedish economy is dependent on the export of natural resources and natural resource products and any negative changes in these sectors could have an adverse impact on the Swedish economy.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Swedish currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Swedish economy is dependent on the economies of Europe as key trading partners. The Economic and Monetary Union ("EMU") of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

STRUCTURAL RISK

LABOR RISK. Sweden's previous efforts to comply with EMU restrictions have resulted in reduced government spending and interim higher unemployment. In additions, Sweden has an extensive social welfare system and more than 80% of the Swedish workforce is unionized. These conditions may result in increased production costs and higher governmental spending and may stifle Swedish economic growth or cause prolonged periods of recession.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

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VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


1998    11.06%
1999    63.93%
2000   -23.74%
2001   -23.86%
2002   -29.76%
2003    64.24%
2004    35.71%
2005    10.20%
2006    43.32%
2007    0.52%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -32.89%.

The best calendar quarter return during the periods shown above was 36.63% in the 4th quarter of 1999; the worst was -29.67% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                     1 YEAR      5 YEARS      10 YEARS
                                   ----------  -----------  -----------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  0.52%       28.75%       10.14%
  Return After Taxes on                0.36%       28.49%        9.33%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            1.39%       25.87%        8.71%
MSCI SWEDEN INDEX (Index returns
do not reflect
deductions for fees, expenses,         0.62%       28.97%       11.29%
or taxes)

-----------

(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.51%            None             None           0.51%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.
EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $52       $164       $285       $640

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.51%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
[GRAPHIC APPEARS HERE]
from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Sweden among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 75,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

16
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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $1,494,750      75,000           $1,300              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $  34.57         $  25.88         $  21.58          $ 16.82         $ 12.59
                                   --------         --------         --------          -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              0.91             1.15             0.76             0.46            0.28
 Net realized and unrealized
  gain (loss)/b/                      (8.63)            7.88             3.96             4.45            4.20
                                   --------         --------         --------          -------         -------
Total from investment
  operations                          (7.72)            9.03             4.72             4.91            4.48
                                   --------         --------         --------          -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (2.37)           (0.34)           (0.42)           (0.15)          (0.25)
                                   --------         --------         --------          -------         -------
Total distributions                   (2.37)           (0.34)           (0.42)           (0.15)          (0.25)
                                   --------         --------         --------          -------         -------
NET ASSET VALUE, END OF YEAR       $  24.48         $  34.57         $  25.88          $ 21.58         $ 16.82
                                   ========         ========         ========          =======         =======
TOTAL RETURN                         (23.16)%          35.01%           22.16%           29.21%          35.81%
                                   ========         ========         ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $227,654         $573,026         $151,427          $61,513         $27,758
 Ratio of expenses to
  average net assets                   0.51%            0.51%            0.54%            0.58%           0.92%
 Ratio of expenses to
  average net assets
  exclusive of foreign taxes         n/a               n/a              n/a               0.57%           0.79%
 Ratio of net investment
  income to average net
  assets                               2.91%            3.42%            3.13%            2.28%           1.74%
 Portfolio turnover rate/c/              17%               7%              14%               6%              9%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

22
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PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 4.0%                                 1                    0.23%
Greater than 3.5% and Less than 4.0%              1                    0.23
Greater than 3.0% and Less than 3.5%              2                    0.45
Greater than 2.5% and Less than 3.0%              2                    0.45
Greater than 2.0% and Less than 2.5%              2                    0.45
Greater than 1.5% and Less than 2.0%             10                    2.27
Greater than 1.0% and Less than 1.5%             17                    3.86
Greater than 0.5% and Less than 1.0%             66                   15.00
BETWEEN 0.5% AND -0.5%                          241                   54.79
Less than -0.5% and Greater than -1.0%           44                   10.00
Less than -1.0% and Greater than -1.5%           28                    6.36
Less than -1.5% and Greater than -2.0%           19                    4.32
Less than -2.0% and Greater than -2.5%            2                    0.45
Less than -2.5% and Greater than -3.0%            2                    0.45
Less than -3.0% and Greater than -3.5%            1                    0.23
Less than -3.5% and Greater than -4.0%            1                    0.23
Less than -4.0%                                   1                    0.23
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================== ========================== =======================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======= ======== ======
(23.16)%                     (23.71)%   (23.35)%   17.33%   17.17%   17.48%   7.34%    7.62%   8.20%

                                        CUMULATIVE TOTAL RETURNS
=========================================================================================================
              YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08      TEN YEARS ENDED 8/31/08
============================================== ============================= ============================
           NAV             MARKET      INDEX      NAV      MARKET    INDEX      NAV      MARKET    INDEX
======================== ========== ========== ========= ========= ========= ========= ========= ========
(23.16)%                 (23.71)%   (23.35)%   122.39%   120.88%   123.75%   103.14%   108.37%   119.92%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWD-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                 iSHARES(Reg. TM) MSCI SWITZERLAND INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

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The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
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delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Switzerland Index Fund (the "Fund").

CUSIP: 464286749
TRADING SYMBOL: EWL
UNDERLYING INDEX: MSCI Switzerland Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 125,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   1
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Switzerland IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Switzerland Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Zurich Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were pharmaceuticals, biotechnology and life sciences, food, beverage and tobacco and diversified financials.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Swiss currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

LACK OF NATURAL RESOURCES RISK. Switzerland has a dearth of natural resources. The country is dependent upon imports for raw materials and its ability to produce the range of goods and services available in the country. Any fluctuations or shortages in the commodity markets could have a negative impact on the Swiss economy.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will

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continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. Though Switzerland is not a member of the European Union ("EU"), the Swiss economy is dependent on the economies of Europe as key trading partners. Reduction in spending by these economies on Swiss products and services or negative changes in any of these economies may cause an adverse impact on the Swiss economy:

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including Switzerland, though Switzerland is not a member of the EU.

U.S. ECONOMIC RISK. The United States is a large trade and investment partner of Switzerland. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Swiss economy.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. BGFA expects that the Fund may experience higher tracking error than is typical for equity index ETFs.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

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Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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1998    18.27%
1999   -3.25%
2000    5.87%
2001   -24.93%
2002   -11.46%
2003    33.20%
2004    15.66%
2005    14.34%
2006    29.41%
2007    6.98%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -19.05%.

The best calendar quarter return during the periods shown above was 24.63% in the 4th quarter of 1998; the worst was -22.09% in the 3rd quarter of 1998.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                     1 YEAR      5 YEARS     10 YEARS
                                   ----------  -----------  ---------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  6.98%       19.51%      6.98%
  Return After Taxes on                7.07%       19.50%      6.70%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            5.02%       17.41%      6.04%
MSCI SWITZERLAND INDEX (Index
returns do not reflect
deductions for fees, expenses,         5.29%       19.19%      7.45%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund and iShares MSCI United Kingdom Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Switzerland among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 125,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $2,605,000     125,000           $1,500              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                           $ 25.78         $  22.49         $  17.63          $ 14.58         $ 12.23
                                    -------         --------         --------          -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              0.49             0.36             0.27             0.22            0.09
 Net realized and unrealized
  gain (loss)/b/                      (2.51)            3.12             4.71             2.92            2.31
                                    -------         --------         --------          -------         -------
Total from investment
  operations                          (2.02)            3.48             4.98             3.14            2.40
                                    -------         --------         --------          -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (0.67)           (0.19)           (0.12)           (0.09)          (0.05)
                                    -------         --------         --------          -------         -------
Total distributions                   (0.67)           (0.19)           (0.12)           (0.09)          (0.05)
                                    -------         --------         --------          -------         -------
NET ASSET VALUE, END OF YEAR        $ 23.09         $  25.78         $  22.49          $ 17.63         $ 14.58
                                    =======         ========         ========          =======         =======
TOTAL RETURN                          (7.97)%          15.53%           28.36%           21.54%          19.56%
                                    =======         ========         ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                            $366,525        $318,998         $188,319          $79,324         $41,920
 Ratio of expenses to
  average net assets                   0.52%            0.51%            0.54%            0.57%           0.79%
 Ratio of net investment
  income to average net
  assets                               1.93%            1.42%            1.34%            1.34%           0.64%
 Portfolio turnover rate/c/              11%               5%              11%               5%              4%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                    NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================   ================  =========================
Greater than 2.5%                                  4                    0.91%
Greater than 2.0% and Less than 2.5%               1                    0.23
Greater than 1.5% and Less than 2.0%               4                    0.91
Greater than 1.0% and Less than 1.5%              13                    2.95
Greater than 0.5% and Less than 1.0%              59                   13.41
BETWEEN 0.5% AND -0.5%                           287                   65.23
Less than -0.5% and Greater than -1.0%            52                   11.82
Less than -1.0% and Greater than -1.5%            16                    3.64
Less than -1.5% and Greater than -2.0%             2                    0.45
Less than -2.0% and Greater than -2.5%             2                    0.45
                                                 ---                   -----
                                                 440                  100.00%
                                                 ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                   AVERAGE ANNUAL TOTAL RETURNS
===================================================================================================
               YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================ ========================== =======================
             NAV               MARKET    INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========= ========= ======== ======== ======== ======= ======== ======
  (7.97)%                    (8.31)%   (9.13)%   14.68%   14.49%   14.19%   5.02%    5.39%   5.32%

                                    CUMULATIVE TOTAL RETURNS
=================================================================================================
             YEAR ENDED 8/31/08               FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
============================================ ========================== =========================
           NAV             MARKET    INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
======================== ========= ========= ======== ======== ======== ======== ======== =======
  (7.97)%                (8.31)%   (9.13)%   98.32%   96.71%   94.14%   63.25%   69.04%   67.99%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                        1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWL-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) MSCI TAIWAN INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

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The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI Taiwan Index Fund (the "Fund").

CUSIP: 464286731
TRADING SYMBOL: EWT
UNDERLYING INDEX: MSCI Taiwan Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 200,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   1
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI Taiwan IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the Taiwan Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were technology, hardware and equipment, semiconductors and semiconductor equipment and materials.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 80% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2
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INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the Taiwanese currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

GEOGRAPHIC RISK. Taiwan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Taiwanese economy.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

LACK OF NATURAL RESOURCES RISK. Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A

PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The Taiwanese economy is dependent on the economies of Asia, mainly those of Japan and China, and the United States as key trading partners. Reduction in spending by any of these countries on Taiwanese products and services or negative changes in any of these economies may cause an adverse impact on the Taiwanese economy:

ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Taiwanese economy.

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U.S. ECONOMIC RISK. The United States is a large trade and investment partner of Taiwan. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the Taiwanese economy.

SECURITY RISK. Taiwan's size and geographic proximity to the People's Republic of China and its history of political contention with China which regards Taiwan as a renegade province, have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially impact the Taiwanese economy and securities markets.

STRUCTURAL RISK

LABOR RISK. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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2001    5.00%
2002   -25.65%
2003    39.92%
2004    8.56%
2005    4.89%
2006    18.94%
2007    7.63%

-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -29.94%.

The best calendar quarter return during the periods shown above was 52.27% in the 4th quarter of 2001; the worst was -29.25% in the 3rd quarter of 2001.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                                             SINCE FUND
                                     1 YEAR      5 YEARS     INCEPTION
                                   ----------  -----------  -----------
(INCEPTION DATE: 06/20/2000)
  Return Before Taxes                  7.63%       15.32%       -1.82%
  Return After Taxes on                7.19%       15.20%       -1.93%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            5.47%       13.59%       -1.49%
MSCI TAIWAN INDEX (Index returns
do not reflect
deductions for fees, expenses,         8.38%       16.43%       -0.88%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.63%            None            0.10%           0.73%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses. The percentage of "Other Expenses" includes 0.10% for foreign tax expenses, and is based on amounts incurred during the Fund's most recent fiscal year. Actual tax expenses for the current fiscal year may be higher or lower than the amount shown in the table.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $75       $233       $406       $906

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund, which are offered in separate prospectuses) as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets in excess of $16.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.63%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

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ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued

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as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is

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incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States does not have an appropriate comprehensive income tax treaty with Taiwan but does with other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor

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with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $2,130,000     200,000           $4,500              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $   15.99       $    12.57       $    11.57        $  10.66         $ 10.79
                                   ---------       ----------       ----------        --------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/               0.54             0.38             0.34            0.27            0.14
 Net realized and unrealized
  gain (loss)/b/                       (3.01)            3.34             0.80            0.72           (0.25)
                                   ---------       ----------       ----------        --------         -------
Total from investment
  operations                           (2.47)            3.72             1.14            0.99           (0.11)
                                   ---------       ----------       ----------        --------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (0.39)           (0.30)           (0.14)          (0.08)          (0.02)
                                   ---------       ----------       ----------        --------         -------
Total distributions                    (0.39)           (0.30)           (0.14)          (0.08)          (0.02)
                                   ---------       ----------       ----------        --------         -------
NET ASSET VALUE, END OF YEAR       $   13.13       $    15.99       $    12.57        $  11.57         $ 10.66
                                   =========       ==========       ==========        ========         =======
TOTAL RETURN                          (15.69)%          29.91%            9.84%           9.28%          (1.10)%
                                   =========       ==========       ==========        ========         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $2,918,008      $2,769,764       $1,893,751        $752,640         $390,228
 Ratio of expenses to
  average net assets                    0.73%            0.77%            0.85%           1.03%           1.19%/c/
 Ratio of expenses to
  average net assets
  exclusive of foreign taxes            0.63%            0.68%            0.70%           0.74%           0.92%
 Ratio of net investment
  income to average net
  assets                                3.54%            2.61%            2.74%           2.34%           1.23%
 Portfolio turnover rate/d/               33%              35%              29%             20%             19%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Ratio of expenses to average net assets prior to voluntary reimbursed distribution fees for the year ended August 31, 2004 was 1.22%.
/d/Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the years ended August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 would have been 11%, 12%, 10% and 10%, respectively.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

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PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 4.5% and Less than 5.0%              2                    0.45%
Greater than 4.0% and Less than 4.5%              2                    0.45
Greater than 3.5% and Less than 4.0%              3                    0.68
Greater than 3.0% and Less than 3.5%              5                    1.14
Greater than 2.5% and Less than 3.0%              7                    1.59
Greater than 2.0% and Less than 2.5%             11                    2.50
Greater than 1.5% and Less than 2.0%             15                    3.41
Greater than 1.0% and Less than 1.5%             39                    8.86
Greater than 0.5% and Less than 1.0%             70                   15.91
BETWEEN 0.5% AND -0.5%                          131                   29.78
Less than -0.5% and Greater than -1.0%           66                   15.00
Less than -1.0% and Greater than -1.5%           30                    6.82
Less than -1.5% and Greater than -2.0%           17                    3.86
Less than -2.0% and Greater than -2.5%           18                    4.09
Less than -2.5% and Greater than -3.0%            9                    2.05
Less than -3.0% and Greater than -3.5%            8                    1.82
Less than -3.5% and Greater than -4.0%            3                    0.68
Less than -4.0% and Greater than -4.5%            1                    0.23
Less than -4.5% and Greater than -5.0%            1                    0.23
Less than -5.0%                                   2                    0.45
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. In the case of the Fund, the NAV of which is determined prior to the opening of the regular trading day on the primary stock exchange on which it is listed, the market return is calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

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                       PERFORMANCE AS OF AUGUST 31, 2008

                                      AVERAGE ANNUAL TOTAL RETURNS
========================================================================================================
                YEAR ENDED 8/31/08                 FIVE YEARS ENDED 8/31/08    INCEPTION TO 8/31/08*
================================================== ======================== ============================
             NAV               MARKET      INDEX     NAV    MARKET   INDEX     NAV      MARKET    INDEX
============================ ========== ========== ======= ======== ======= ========= ========= ========
(15.69)%                     (16.67)%   (15.07)%   5.39%    4.59%   6.28%   (3.41)%   (3.52)%   (2.52)%

                                        CUMULATIVE TOTAL RETURNS
=========================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08       INCEPTION TO 8/31/08*
============================================== ========================== ===============================
           NAV             MARKET      INDEX      NAV    MARKET    INDEX      NAV      MARKET     INDEX
======================== ========== ========== ======== ======== ======== ========== ========== =========
(15.69)%                 (16.67)%   (15.07)%   30.03%   25.14%   35.58%   (24.78)%   (25.43)%   (18.85)%

-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (6/20/00). The first day of secondary market trading in shares of the Fund was 6/23/00.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWT-0109

                   Investment Company Act File No.: 811-09102

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                        2009 PROSPECTUS TO SHAREHOLDERS

                iSHARES(Reg. TM) MSCI UNITED KINGDOM INDEX FUND
                                JANUARY 1, 2009
                         (as revised January 20, 2009)

             >>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS
                 ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1. Go to www.icsdelivery.com.
         ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares, Inc. (the "Company") is a registered investment company that consists of more than 25 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares MSCI United Kingdom Index Fund (the "Fund").

CUSIP: 464286699
TRADING SYMBOL: EWU
UNDERLYING INDEX: MSCI United Kingdom Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 200,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                        PROSPECTUS DATED JANUARY 1, 2009
                         (as revised January 20, 2009)

Table of Contents

  Introduction.....................   1
  Investment Objective.............   1
  Principal Investment Strategies..   2
  Principal Risks..................   3
  Portfolio Holdings Information...   7
  Performance Information..........   8
  Fees and Expenses................   9
  Management.......................   9
  Shareholder Information..........  11
  Distribution.....................  18
  Financial Highlights.............  19
  Index Provider...................  20
  Disclaimers......................  20
  Supplemental Information.........  22

"MSCI United Kingdom IndexSM" is a servicemark of MSCI Inc. and has been licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities and are designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI United Kingdom Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is MSCI Inc. ("MSCI"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index consists of stocks traded primarily on the London Stock Exchange. As of September 30, 2008, the Underlying Index's three largest industries were energy, banks and materials.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 95% of its assets in the securities of its Underlying Index and in depositary receipts ("DRs") representing securities in its Underlying Index. The Fund will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA or its affiliates.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary somewhat due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially

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all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CONCENTRATION RISK. To the extent that its Underlying Index or the Fund's portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, you may lose money if the British currency depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

FOREIGN SECURITIES RISKS. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

[]  Lower levels of liquidity and market efficiency;

[]  Greater securities price volatility;

[]  Exchange rate fluctuations and exchange controls;

[]  Less availability of public information about issuers;

[]  Limitations on foreign ownership of securities;

[]  Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

[]  Higher transaction and custody costs and delays in settlement procedures;

[]  Difficulties in enforcing contractual obligations;

[]  Lower levels of regulation of the securities market;

[]  Weaker accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, directors' fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

ISSUER RISK. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV reacts to securities market movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange

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or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

RELIANCE ON TRADING PARTNERS RISK. The British economy is dependent on the economies of Europe as key trading partners. Reduction in spending by these economies on British products and services or negative changes in any of these economies may cause an adverse impact on the British economy:

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners.

U.S. ECONOMIC RISK. The United States is a large trade and investment partner of the United Kingdom. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have an adverse impact on the British economy.

STRUCTURAL RISK

GOVERNMENT CONTROL OF ECONOMY. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

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Portfolio Holdings Information

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


1998    18.42%
1999    12.14%
2000   -11.67%
2001   -15.94%
2002   -15.25%
2003    30.74%
2004    18.59%
2005    6.63%
2006    29.82%
2007    7.58%



-----------
    /1/ The Fund's total return for the nine months ended September 30, 2008 was -30.02%.

The best calendar quarter return during the periods shown above was 18.43% in the 1st quarter of 1998; the worst was -17.32% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2007)


                                     1 YEAR      5 YEARS     10 YEARS
                                   ----------  -----------  ---------
(INCEPTION DATE: 03/12/1996)
  Return Before Taxes                  7.58%       18.22%      6.79%
  Return After Taxes on                7.03%       17.74%      6.06%
  Distributions(1)
  Return After Taxes on
  Distributions and Sale of Fund
  Shares(1)                            5.65%       16.08%      5.64%
MSCI UNITED KINGDOM INDEX (Index
returns do not reflect
deductions for fees, expenses,         8.36%       19.13%      7.34%
or taxes)

-----------
(1)After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

8
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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

                             ANNUAL FUND OPERATING EXPENSES/2/
               -------------------------------------------------------------
                                DISTRIBUTION                    TOTAL ANNUAL
                                    AND                             FUND
 SHAREHOLDER    MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
   FEES/1/         FEES             FEES         EXPENSES/3/      EXPENSES
-------------  ------------  -----------------  -------------  -------------
      None        0.52%            None             None           0.52%

-----------
/1/Fees paid directly from your investment.
/2/Expenses that are deducted from the Fund's assets, expressed as a percentage of average net assets.
/3/The Company's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $53       $167       $291       $653

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Company. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Company (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index

Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund and iShares MSCI Switzerland Index Fund, which are offered in separate prospectuses) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

As calculated on August 31, 2008, for its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund's average daily net assets, at an annual rate of 0.52%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.70 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Fund's Board of Directors' approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended August 31.

PORTFOLIO MANAGERS. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006. Ms. Hsiung has been a Portfolio Manager of the Fund since January 2008.

Greg Savage is an employee of BGFA and BGI and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006. Mr. Savage has been a Portfolio Manager of the Fund since January 2008.

10
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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Company does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges determined by your broker. In addition, you will incur the cost of the "spread"
- that is, the difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol listed on the first page of this Prospectus.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Company's Board of Directors (the "Board") has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Company, including that such investment companies enter into an agreement with the Company.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV for the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other

12
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than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid semi-annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund. The Company reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Company. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund's shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund which, in general, includes dividend income

14
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from taxable U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any foreign corporation (i) that is incorporated in a possession of the United States, (ii) that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or (iii) if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with the United Kingdom among other countries.

Dividends received by the Fund from a real estate investment trust ("REIT") or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as is expected, more than 50% of the total assets of the Fund at the close of a year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such foreign taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Shares of the Fund that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers, up to the maximum amount shown below, of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of September 30, 2008, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $3,298,000     200,000           $3,500              3.0%                  2.0%

-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                 AUG. 31, 2008    AUG. 31, 2007    AUG. 31, 2006    AUG. 31, 2005    AUG. 31, 2004
                                ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                          $  24.73        $    21.92        $  18.74         $  15.72         $  13.00
                                   --------        ----------        --------         --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/a/              0.83              0.84            0.97             0.60             0.48
 Net realized and unrealized
  gain (loss)/b/                      (4.89)             2.78            2.79             2.76             2.72
                                   --------        ----------        --------         --------         --------
Total from investment
  operations                          (4.06)             3.62            3.76             3.36             3.20
                                   --------        ----------        --------         --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income                (1.32)            (0.81)          (0.58)           (0.34)           (0.48)
                                   --------        ----------        --------         --------         --------
Total distributions                   (1.32)            (0.81)          (0.58)           (0.34)           (0.48)
                                   --------        ----------        --------         --------         --------
NET ASSET VALUE, END OF YEAR       $  19.35        $    24.73        $  21.92         $  18.74         $  15.72
                                   ========        ==========        ========         ========         ========
TOTAL RETURN                         (17.16)%           16.77%          20.61%           21.53%           24.77%
                                   ========        ==========        ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                           $882,502        $1,127,738        $872,409         $464,850         $452,870
 Ratio of expenses to
  average net assets                   0.52%             0.51%           0.54%            0.57%            0.77%
 Ratio of net investment
  income to average net
  assets                               3.64%             3.51%           4.81%            3.39%            3.11%
 Portfolio turnover rate/c/              14%                8%             10%              11%               6%

-----------
/a/Based on average shares outstanding throughout each period.
/b/The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions. /c/Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

MSCI is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Company, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI sublicenses rights in the Underlying Index to the Company at no charge.

Disclaimers

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI OR ANY AFFILIATE OF MSCI. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF MSCI AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE COMPANY, BGI, BGFA OR THE FUND. MSCI HAS NO OBLIGATION TO TAKE THE NEEDS OF THE BGI, BGFA OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. MSCI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS REDEEMABLE FOR CASH. NEITHER MSCI NOR ANY OTHER PARTY HAS ANY OBLIGATION OR LIABILITY TO OWNERS OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF,

20
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PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2007 through September 30, 2008.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
=======================================  ================  =========================
Greater than 3.0%                                 3                    0.68%
Greater than 2.5% and Less than 3.0%              2                    0.45
Greater than 2.0% and Less than 2.5%              3                    0.68
Greater than 1.5% and Less than 2.0%             12                    2.73
Greater than 1.0% and Less than 1.5%             38                    8.64
Greater than 0.5% and Less than 1.0%             90                   20.45
BETWEEN 0.5% AND -0.5%                          224                   50.92
Less than -0.5% and Greater than -1.0%           39                    8.86
Less than -1.0% and Greater than -1.5%           18                    4.09
Less than -1.5% and Greater than -2.0%            9                    2.05
Less than -2.0%                                   2                    0.45
                                                ---                   -----
                                                440                  100.00%
                                                ===                  ======

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II. Total Return Information

The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended August 31, 2008.

"Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                       PERFORMANCE AS OF AUGUST 31, 2008


                                    AVERAGE ANNUAL TOTAL RETURNS
=====================================================================================================
                YEAR ENDED 8/31/08                  FIVE YEARS ENDED 8/31/08  TEN YEARS ENDED 8/31/08
================================================== ========================== =======================
             NAV               MARKET      INDEX      NAV    MARKET    INDEX    NAV    MARKET   INDEX
============================ ========== ========== ======== ======== ======== ======= ======== ======
(17.16)%                     (17.43)%   (16.68)%   12.09%   11.98%   12.87%   4.02%    4.57%   4.75%

                                     CUMULATIVE TOTAL RETURNS
===================================================================================================
              YEAR ENDED 8/31/08                FIVE YEARS ENDED 8/31/08   TEN YEARS ENDED 8/31/08
============================================== ========================== =========================
           NAV             MARKET      INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
======================== ========== ========== ======== ======== ======== ======== ======== =======
(17.16)%                 (17.43)%   (16.68)%   76.92%   76.11%   83.16%   48.28%   56.40%   59.08%

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                        1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Company or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-EWU-0109

                   Investment Company Act File No.: 811-09102

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